As filed with the Securities and Exchange Commission on September 29, 2000

                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 69                     [X]
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 70                             [X]


                              ADVISORS SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (602) 952-1100

                               ROBERT H. WADSWORTH
                       4455 E. Camelback Road, suite 261E
                                Phoenix, AZ 85018
                     (Name and Address of Agent for Service)

 It is proposed that this filing will become effective (check appropriate box):

     [X]  Immediately upon filing pursuant to paragraph (b)
     [ ]  On _____________, pursuant to paragraph (b) of Rule 485
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  On _____________, pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  On _____________, pursuant to paragraph (a)(2) of Rule 485

================================================================================

   As filed with the Securities and Exchange Commission on September 29, 2000

                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================










                                     Part A

                                       of

                                   Form N-1A

                             REGISTRATION STATEMENT

                             ADVISORS SERIES TRUST

               The Heritage West Preferred Securities Income Fund
                           Unity Fund Class A Shares
                           Unity Fund Class I Shares










================================================================================

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


                              Trading Symbol: HWPSX
                      3550 North Central Avenue, Suite 1800
                                Phoenix, AZ 85012

                                 (800) 596-1213

                    SHAREHOLDER SERVICES AND FUND LITERATURE
                                 (800) 788-0329


                                   PROSPECTUS


                               September 29, 2000


The Heritage West Preferred Securities Income Fund seeks a high rate of current income by investing primarily in preferred securities.

This Prospectus contains basic information that you should know before you invest. Please read and keep if for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

                                TABLE OF CONTENTS

Objective of the Fund                                                 Section  1

Expense Table                                                         Section  2

How the Fund Will Try to
  Reach Its Investment Objective                                      Section  3

Principal Investment Risks                                            Section  4

Management of the Fund                                                Section  5

Investor Guide                                                        Section  6

Services Available to Shareholders                                    Section  7

How to Redeem Your Shares                                             Section  8

Distributions and Taxes                                               Section  9

Financial Highlights                                                  Section 10

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 1                                        September 28, 2000
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

The Heritage West Preferred Securities Income Fund (the "Fund") seeks a high rate of current income. The Fund invests in preferred stocks as well as securities having similar characteristics (together referred to as "preferred securities"). Preferred securities typically declare and pay dividends or interest quarterly or monthly. The Fund's investment advisor, Heritage West Advisors, LLC (the "Advisor") seeks (i) to purchase preferred securities, including convertible preferred stocks, that are priced advantageously relative to their expected current dividend or interest payable rate and (ii) to sell preferred securities after the dividend or interest has been earned (or is fully reflected in the securities' market price) so as to "capture" either dividends or interest as income, or a short-term capital gain.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The risk exists that you could lose money on your investment in the Fund. Interest rate and credit risk are also associated with the Advisor's strategy. If interest rates increase, the value of the Fund's fixed income securities, including preferred stocks, will tend to decrease. Conversely, if interest rates decrease, the value of preferred securities will tend to increase. In addition, if the credit rating issued by S&P or Moody's for a particular security is lowered during the time a preferred security is in the Fund's portfolio, the preferred security will likely decline in value.

The Fund may invest in preferred securities which are below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities. Lower-rated or unrated securities are more likely to react to developments affecting market and credit risks than are higher-rated securities which react primarily to movements in interest rates. In the past, economic downturns or increases in interest rates have caused a higher incidence of default by issuers of lower-rated, high yield securities.

In some cases, preferred securities may be highly speculative, and may have poor prospects for reaching investment grade. To the extent an issuer defaults during the time the Fund owns its preferred securities, the Fund may incur additional expenses in order to enforce its rights or to participate in a restructuring of the preferred security. In addition, the prices of lower-rated securities generally tend to be more volatile and the market less liquid than those of higher-rated securities. Consequently, the Fund may at times experience difficulty in liquidating its investments at the desired times and prices.

Additional risks are associated with the Fund's high turnover rate and its ability to borrow money for temporary or emergency purposes. Please see a description of these risks in the "How the Fund Will Try to Reach Its Investment Objective" section of this Prospectus.

FUND PERFORMANCE


The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund's total return for the last calendar year. The bar chart does not reflect sales charges that you may pay to purchase Fund shares. If they were included, the return would be less than that shown. The table shows the Fund's average returns over time compared with a broad-based market index that includes stocks of companies similar to those considered for purchase by the Fund. Unlike the bar chart, the table assumes that the maximum sales charge was paid.

Calendar Year Total Return (%)*

[Bar chart]
1999      -7.28%

* The Fund's year-to-date return as of June 30, 2000 was 4.73%

During the period shown in the bar chart, the Fund's highes quarterly return was 3.35% for the quarter. ended 12/31/98 and the lowest quarterly return was-5.34% for the quarter . ended 12/31/99

Average Annual Total Returns as of December 31, 1999

                                                                       Since
                                                                    Inception on
                                                        One Year       6/24/98
                                                        --------       -------
Heritage West Preferred Securities Income Fund           -11.29%       -3.94%
Merrill Lynch Perpetual Preferred Index**                 -3.68%       -2.12%

** THE MERRILL LYNCH PERPETUAL PREFERRED INDEX IS A MARKET CAPITALZIATION WEIGHTED INDEX THAT INCLUDES PERPETUAL-PAYMENT PREFERRED ISSUES. QUALITY RANGE IS BBB3 - AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. ISSUES MUST HAVE AT LEAST $30 MILLION IN SHARES OUTSTANDING AT THE END OF EACH MONTH. BOTH DIVIDEND AND PRICE RETURN ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND EXCHANGE PRICING. PRICES ARE TAKEN AT APPROXIMATELY 3 PM E.T. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND DOES NOT INCUR EXPENSES.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 2                                        September 28, 2000
--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND

The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES


Maximum Sales Load Imposed on Purchases
 (As a Percentage of Offering Price)                 4.50%
Maximum Sales Load on Reinvested Dividends           None
Deferred Sales Load                                  None
Redemption Fee (1)                                   1.00%

ANNUAL FUND OPERATING EXPENSES
 (Expenses that are Deducted from Fund Assets)

Management Fees                                      1.00%
Other Expenses                                       1.98%
                                                   ------
Total Annual Fund Operating Expenses                 2.98%
Fee Waiver and/or Expense Reimbursement (2)         -0.98%
                                                   ------
Net Expenses                                         2.00%
                                                   ======


(1) A 1.00% redemption fee, payable to the Fund, will be assessed on shares purchased and held for less than one year.

(2) The Advisor has contractually agreed to waive its fees and/or pay Fund expenses in order to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 2.00%. This contract's term is indefinite and may be terminated only by the Board of Trustees. The Advisor is permitted to be reimbursed, subject to limitations, for fees it waives and for Fund expenses it pays.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 2 (Cont.)                                September 28, 2000
--------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1 Year         3 Years         5 Years          10 Years
          ------         -------         -------          --------
           $643          $1,049           $1,479           $2,675

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 3                                        September 28, 2000
--------------------------------------------------------------------------------


HOW THE FUND WILL TRY TO REACH ITS INVESTMENT OBJECTIVE

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


The investment objective of the Fund is to achieve a high rate of current income. The Fund attempts to achieve its investment objective by primarily buying and selling preferred securities. There can be no assurance that the Fund will achieve its investment objective.


WHAT IS PREFERRED STOCK?

Like common stock, preferred stock represents a part of the equity ownership of a corporation or trust. Preferred stock derives its name from the fact that it has preference and priority over common stock in dividends, in liquidation or in other matters. Preferred stocks typically make predetermined fixed dividend payments and thus share many of the same characteristics of bonds, which typically make predetermined fixed interest payments. The rights of the holder of preferred stock, however, are subordinate to those of bondholders.

SECURITIES HAVING CHARACTERISTICS OF PREFERRED STOCKS

"Preferred-type" securities that the Fund may purchase include, among others, Monthly/Quarterly Income Debt Securities (MIDS(TM)/QUIDS(TM)), Preferred Trust Securities, Quarterly Income Capital Securities (QUICS), Quarterly Interest Bonds (QUIBs(TM)), Monthly/Quarterly Income Preferred Shares (MIPS/QUIPS) and Trust Originated Preferred Securities (TOPRS) and Trust Preferred Securities. Some of these securities are debt securities that pay a fixed amount of interest to security holders on a monthly or quarterly basis. Generally, these securities are unsecured and subordinated to other debt of the same issuer. This means that no specific asset or collateral exists to support repayment of principal or interest to security holders and that the rights to interest and principal payments of holders of these securities rank below payments owed to holders of more senior debt. In the event of bankruptcy, insolvency, dissolution or any other restructuring, holders of senior debt securities of the issuer will be paid principal and interest due before holders of subordinated debt securities. Holders of the issuer's equity in the form of preferred or common stock will receive payments after all debtholders' claims have been satisfied.

PREFERRED SECURITIES -- THEIR DIVIDEND/INTEREST CYCLES

Preferred securities typically declare and pay dividends or interest quarterly (sometimes monthly). Because shares change hands daily, the issuing corporations or trusts set a date known as the "record date" to establish a roster of recipients who are entitled to the next dividend or interest payment. The securities markets then set an "ex-date" (usually two business days) prior to the record date; purchasers of preferred securities on the "ex-date" will not, under normal circumstances, receive the current dividend or interest amount when it is paid. In order to maintain an orderly market, securities markets adjust the price of shares downward by the amount of the dividend or interest amount on the "ex-date." The effect of this action is to create no particular advantage to earning the dividend/interest on one day, versus paying less for the security by the amount of the payment on the next day.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 3 (Cont.)                                September 28, 2000
--------------------------------------------------------------------------------


WHAT ARE THE ADVISOR'S PRINCIPAL INVESTMENT STRATEGIES?

The Advisor seeks to exploit inefficiencies in preferred securities' markets. One of the strategies employed by the Advisor involves trading around ex-dividend and interest payment dates of preferred securities which have historically made regular payments. Substantially all of these preferred securities are traded on a national securities exchange. The Advisor seeks (i) to purchase preferred securities (including convertible preferred stocks) that are priced advantageously relative to their expected current dividend or interest payment and (ii) to sell preferred securities after the payment has been earned (or is fully reflected in the securities' market price) so as to "capture" either dividends or interest as income, or a short-term capital gain.

In deciding when to purchase and sell specific preferred securities, the Advisor may seek to take advantage of other market anomalies that will generate additional trading returns for the Fund. By owning a preferred security only during the portion of its dividend or interest payment cycle in which the payment is captured, the Fund may capture additional payments during the year from other preferred securities with different payment cycles. The Advisor seeks to minimize credit risk by evaluating the financial condition of each issuer prior to purchasing its preferred security and by holding a diversified portfolio of preferred securities. However, when employing the ex-dividend or interest payment date trading strategy, preferred securities are selected primarily for their immediate-term trading characteristics and payment capture potential. In rare events, in order to capture a payment, a security may need to be held by the Fund for more than one year. When a security that has been held by the Fund for one year or more is sold, a long-term capital gain may be realized and will be distributable to shareholders.

By trading preferred securities around their dividend or interest payment cycle, the Advisor believes it can obtain a higher return, even after trading costs are factored in, than an investor would obtain from simply buying and holding preferred securities. The Advisor will seek to keep the Fund fully invested at all times.

In addition to employing a dividend and interest capture trading strategy, the Advisor may choose to:

* Hold preferred securities to recoup any unrealized capital loss incurred due to a price decline in the security;

* Capture a dividend or interest payment but continue to hold the security to realize a capital gain;

*    Exploit  price   differentials  in  the  preferred   securities  market  by
     purchasing preferred securities specifically to realize a capital gain;

* Purchase preferred securities to be held over more than one quarter in order to receive the dividend or interest distributed by the preferred securities;

* Purchase adjustable rate preferred securities for defensive purposes during a period of rising interest rates;

* Purchase MIPS in lieu of U.S. Government Treasury Bills for the purpose of earning income over a short term period of time;

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 3 (Cont.)                                September 28, 2000
--------------------------------------------------------------------------------


* Purchase convertible preferred securities for their capital appreciation potential; and


* In the event the supply of preferred securities in the marketplace is inadequate to meet the Fund's demand, the Advisor may purchase a limited amount of income producing common stocks (generally less than 35% of the Fund's net assets). Examples of these may include utility stocks and Real Estate Investment Trusts (REITs).


The Advisor uses a proprietary computer system and associated data to select the preferred securities utilized in the conduct of its investment strategy.

RATINGS


Most preferred securities are rated by rating agencies, such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service ("Moody's"). These ratings reflect the agencies' assessment of the capacity and willingness of an issuer to pay preferred stock dividends or interest and any applicable sinking fund obligations. The Fund will not invest in a preferred security rated lower than "B-" by S&P or "B3" by Moody's, or in a security which is not rated by S&P or Moody's unless the security is considered by the Advisor to be comparable in quality to a security rated "B-" or "B3" or better by S&P or Moody's. More information about ratings is included in the Statement of Additional Information (the "SAI").

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 4                                        September 28, 2000
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT RISKS

BROKERAGE TRANSACTIONS AND PORTFOLIO TURNOVER

The Fund will have a high rate of portfolio turnover each year as a result of its strategy of buying and selling preferred securities to capture dividends and interest payments; the turnover rate is not expected to exceed 800%. A high rate of turnover increases the portfolio brokerage costs incurred by the Fund and will generate taxable income if the Advisor's strategy is successful. Because of Advisor's principal investment strategy, this turnover rate is generally much higher than that of other funds. If the Advisor is unable to obtain low transaction costs for the Fund, this high turnover rate will lower the Fund's return to investors. The Advisor intends to execute portfolio transactions primarily through brokers from which it is able to obtain reduced commission rates, including its affiliated broker-dealer, in order to minimize trading costs. The Advisor may also consider other factors in determining which brokers or dealers to use for the Fund's portfolio transactions, which are more fully discussed in the SAI. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions. However, in any event, the Advisor will always seek best execution.

WHAT DOES THE FUND USE FOR TEMPORARY DEFENSIVE INVESTMENTS?

For temporary defensive purposes, the Advisor may invest up to 100% of the Fund's total assets in high quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities, money market funds and repurchase agreements.

BORROWING MONEY

The Fund may borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to one-third of the value of its total assets at the time of such borrowing. The use of borrowing by the Fund involves special risk considerations. While the Fund's assets fluctuate in value, the interest obligation resulting from borrowing will be fixed by the terms of the Fund's agreement with its lender. The net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow money. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 5                                        September 28, 2000
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND

The Board of Trustees of the Advisors Series Trust establishes the Fund's policies and supervises and reviews the management of the Fund.

THE ADVISOR, PORTFOLIO MANAGER AND DISTRIBUTOR


Heritage West Advisors, LLC, 3550 North Central Avenue , Suite 1800, Phoenix, AZ 85012, is the Fund's Advisor and has provided, together with its predecessor organizations, asset management services using its dividend capture strategy since 1994. The Advisor was established and is controlled by Craig O. Jolly, who is principally responsible for the management of the Fund's portfolio. Heritage West Securities, Inc., an affiliate of the Advisor, is the Fund's Distributor. Since its founding in 1992, Mr. Jolly has been president and controlling stockholder.


The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 1.00%. During the last fiscal year ended May 31, 2000 the Advisor waived its entire management fee.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 6                                        September 28, 2000
--------------------------------------------------------------------------------


INVESTOR GUIDE

HOW TO PURCHASE SHARES OF THE FUND

There are several ways to purchase shares of the Fund. An Application Form, which accompanies this Prospectus, is used if you send money directly to the Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at (800) 576-8229.

YOU MAY SEND MONEY TO THE FUND BY MAIL

If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to The Heritage West Preferred Securities Income
Fund) to the Fund's Shareholder Servicing Agent at the following address:

The Heritage West
Preferred Securities Income Fund
c/o ICA Fund Services Corp.
4455 E. Camelback Rd.
Suite 261E
Phoenix, AZ  85018-2848

If you wish, you may also send your Application Form and check via an overnight delivery service (such as FedEx) to the address shown above.

YOU MAY WIRE MONEY TO THE FUND

To place an order by wire, you should call the Fund's Shareholder Servicing Agent at (800) 576-8229, on a day when the New York Stock Exchange ("NYSE") is open for trading.

You should then ask your bank to wire money to:

Firstar Bank, N.A. Cinti/Trust
ABA# 0420-000103
Attn.: The Heritage West
Preferred Securities Income Fund
For credit to The Heritage West
Preferred Securities Income fund
DDA # 488920661
For further credit to [your name & account number]

Your bank may charge you a fee for sending a wire to the Fund.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 6 (Cont.)                                September 28, 2000
--------------------------------------------------------------------------------


YOU MAY PURCHASE SHARES THROUGH AN INVESTMENT BROKER

You may buy and sell shares of the Fund through certain brokers (and their agents, together "Brokers") that have made arrangements with the Fund. An order placed with such a Broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your shares will be held in a pooled account in the Broker's name, and the Broker will maintain your individual ownership information. The Fund may pay the Broker for maintaining these records as well as providing other shareholder services. In addition, the Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's Prospectus.

NET ASSET VALUE PURCHASES THROUGH INVESTMENT ADVISORS OR FINANCIAL PLANNERS

Investment advisors or financial planners may charge a management, consulting or other fee for their services.

Investment advisors and financial planners placing trades for their own accounts or for accounts of their clients and clients of such investment advisors or financial planners placing trades for their own accounts may be able to place these trades with the Fund at net asset value if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. Additionally, retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts" may also purchase at net asset value.

MINIMUM INVESTMENTS

The minimum initial investment in the Fund is $5,000. The minimum subsequent investment is $500. However, if you are investing in an Individual Retirement Account ("IRA"), or you are starting an Automatic Investment Plan (see Section
7), the minimum initial and subsequent investments are $2,000 and $250, respectively.

SUBSEQUENT INVESTMENTS

You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address on this page. Please write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Fund's Shareholder Servicing Agent at (800) 576-8229. You may also make additional purchases through an investment dealer, as described above.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 6 (Cont.)                                September 28, 2000
--------------------------------------------------------------------------------


WHAT IS THE PRICE YOU PAY FOR EACH SHARE OF THE FUND?


When you invest in the Fund, you pay the "offering price" of a share. The offering price of shares is the net asset value (the "NAV") per share. plus a sales charge that is based on the amount purchased, as described in the table shown below.


                         SALES CHARGE AS       SALES CHARGE     PORTION OF SALES
                        AS A PERCENTAGE OF  AS A PERCENTAGE OF   CHARGE RETAINED
AMOUNT OF PURCHASE        OFFERING PRICE      NET ASSET VALUE       BY DEALERS
------------------        --------------      ---------------       ----------
Up to $49,999                  4.50%                4.71%              4.25%

$50,000 to $99,999             4.00%                4.17%              3.75%

$100,000 to $249,999           3.50%                3.63%              3.25%

$250,000 to $499,999           2.50%                2.56%              2.25%

$500,000 to $999,999           2.00%                2.04%              1.75%

$1,000,000 or more             None                 None               0.90%*

* The Advisor will pay selling dealers an additional amount from the Advisor's own resources as supplemental distribution assistance. To the extent that the investment remains with the Fund, the Advisor will pay a total of 0.90% on the amount of the purchase on a quarterly basis over the immediate 24 month period following the date of the initial purchase.

Letter of Intent - An investor may qualify for an immediate reduced sales charge on purchases by completing the Letter of Intent section on the Application Form. The investor will state an intention to purchase, during the next 13 months a specified amount of shares which, if made at one time, would qualify for a reduced sales charge.

Rights of Accumulation - The reduced sales charges applicable to purchases apply on a cumulative basis over any period of time. Thus the value of all shares of the Fund owned by an investor (including the investor's own account, IRA account, or other account), taken at current NAV, can be combined with a current purchase of shares to determine the rate of sales charge applicable to the current purchase in order to receive the cumulative quantity reduction. When opening an additional account, the fact that the investor currently holds shares of the Fund must be indicated on the Application Form in order to receive the cumulative quantity discount. For subsequent purchases, the Fund's Shareholder Servicing Agent (800) 576-8226) should be notified of current Fund holdings prior to the purchase of additional shares.

Purchases at Net Asset Value - Shares of the Fund may be purchased at NAV by (i) officers, Trustees, directors and full time employees of the Trust, the Advisor, the Administrator and affiliates of those companies, or by their family members;
(ii) registered representatives and employees of firms which have selling agreements with the Distributor; (iii) investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 6 (Cont.)                                September 28, 2000
--------------------------------------------------------------------------------


services; (iv) clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and (v) by such other investors who are determined to have acquired shares under circumstances not involving any sales expense to the Fund or Distributor. The Distributor has the right to decide whether a purchase may be made at net asset value.

If an investment is made at NAV that meets any of the referenced requirements, the Advisor will pay supplemental distribution assistance of up to 0.90%, out of its own resources, to any dealer who has executed a selling agreement with the Distributor through which the purchase is made. Additionally, the Advisor, at its discretion, may pay a "finder's fee" of up to 0.90% to any person who has assisted the Advisor or Distributor in securing additional investments in the Fund. To the extent that the investment remains with the Fund, this fee (and the fee associated with the supplemental distribution assistance noted above) will generally be split and paid on a quarterly basis over the immediate 24 month period following the date of the initial purchase.

The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The fair value of short-term obligations with remaining maturities of 60 days or less is their amortized cost. The NAV is calculated at the close of regular trading of the NYSE, generally 4:00 P.M., Eastern time.

WHEN IS MONEY INVESTED IN THE FUND?

Any money received for investment in the Fund from an investor, whether sent by check or by wire, is invested at the offering price of the Fund which is next calculated after the order is received (assuming the check or wire correctly identifies the Fund and account). Orders received from brokers are invested at the offering price next calculated after the order is received. It is the responsibility of the broker to place your order promptly. A check or wire received after the NYSE closes is invested as of the next day's calculation of the Fund's offering price.

OTHER INFORMATION

All investments must be made in U.S. dollars and checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Fund and the Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. See the Application Form for more information about backup withholding. The Fund is not required to issue share certificates; all shares are normally held in non-certificated form on the books of the Fund for the account of the shareholder. The Fund, under certain circumstances, may accept investments of securities appropriate for the Fund's portfolio in lieu of cash. Prior to making such a purchase, you should call the Advisor to determine if such an investment may be made. The Advisor may, at its own expense, pay third parties for assistance in gathering assets for the Fund.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 7                                        September 28, 2000
--------------------------------------------------------------------------------


SERVICES AVAILABLE TO SHAREHOLDERS

RETIREMENT PLANS

You may invest in the Fund through an IRA or other retirement plan. Applications may be obtained from the Fund.

AUTOMATIC INVESTING BY CHECK

You may make regular monthly investments in the Fund using the Automatic Investment Plan. A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $250), as if you had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Fund's Shareholder Servicing Agent. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

AUTOMATIC WITHDRAWALS

The Fund offers an Automatic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000. The minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 8                                        September 28, 2000
--------------------------------------------------------------------------------


HOW TO REDEEM YOUR SHARES

You have the right to redeem all or any portion of your shares of the Fund at their net asset value on each day the NYSE is open for trading. You will be charged a 1.00% redemption fee, payable to the Fund, on shares redeemed within one year of the purchase date. The fee will be applied on a first-in, first-out basis. The redemption fee is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the portfolio caused by short-term investors.

REDEMPTION IN WRITING

You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

The Heritage West
Preferred Securities Income Fund
c/o ICA Fund Services Corp.
4455 E. Camelback Rd.
Suite 261E
Phoenix, AZ  85018-2848

SIGNATURE GUARANTEE

If the value of the shares you wish to redeem exceeds $100,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

REDEMPTION BY TELEPHONE

If you complete the Redemption by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Fund's Shareholder Servicing Agent at (800) 576-8229 before 4:00 P.M. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Fund and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Shareholder Servicing Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 8 (Cont.)                                September 28, 2000
--------------------------------------------------------------------------------


You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

WHAT PRICE IS USED FOR A REDEMPTION?

The redemption price is the NAV of the Fund's shares less the redemption fee (if applicable), next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

WHEN ARE REDEMPTION PAYMENTS MADE?

As noted above, redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission.

If shares were purchased by wire, they cannot be redeemed until the day after the Application Form is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

REPURCHASES FROM DEALERS

The Fund may accept orders to repurchase shares from an investment dealer on behalf of a dealer's customers. The net asset value for a repurchase is the net asset value next calculated after receipt of the order from the dealer. The dealer is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, promptly, and the Fund may cancel the order if these documents are not received promptly.

OTHER INFORMATION ABOUT REDEMPTIONS

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 9                                        September 28, 2000
--------------------------------------------------------------------------------


DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income and net short-term capital gains from preferred securities, if any, are normally declared and paid by the Fund quarterly. Capital gains, excluding net short-term capital gains from preferred securities, if any, are normally distributed in December, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during any year.


Dividends are automatically paid in cash, and capital gain distributions are automatically reinvested in additional shares of the Fund at their net asset value per share, unless you have previously requested otherwise on the Fund's Application Form or in writing to the Shareholder Servicing Agent. Alternative distribution options include (i) having all dividends and distributions paid in cash, and (ii) having all dividends and distributions reinvested.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

TAXES


Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. On the "ex-dividend date" for a stock held by the Fund, the price of the stock normally declines in the amount of the dividend. The Fund's strategy of buying and selling stocks to capture dividends, which results in high portfolio turnover, is intended to generate high current income. Such income may be realized either in the form of dividends or short-term capital gains. A portion of dividends may qualify for the dividends-received deduction for corporations, but the Advisor will not necessarily attempt to maximize this deduction in the management of the Fund's portfolio. Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. If the Fund's income and capital gain distributions exceed its taxable net investment income and net capital gains, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital is not taxed, it will reduce the cost basis of your shares.



Distributions designated as capital gains dividends are taxable as capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. You should consult your own advisors concerning federal, state and local taxation of distributions from the Fund.

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 10                                       September 28, 2000
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance during it's past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended May 31, 2000, has been audited by PricewaterhouseCoopers LLP, and by other independent accountants for the period ended prior to May 31, 2000. PricewaterhouseCoopers LLP's report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


For a capital share outstanding throughout the period


                                                        Year      June 24, 1998*
                                                       Ended         Through
                                                    May 31, 2000   May 31, 1999
                                                    ------------   ------------

Net asset value, beginning of period                   $12.22         $12.25
                                                       ------         ------
Income from investment operations:
   Net investment income                                 0.76           0.83
   Net realized and unrealized loss on investments      (1.46)          0.06
                                                       ------         ------
Total from investment operations                        (0.70)          0.89

Less distributions:
   From net investment income                           (0.97)         (0.92)
   Return of capital                                    (0.25)            --
   Total distributions                                  (1.22)         (0.92)
                                                       ------         ------
Net asset value, end of period                         $10.30         $12.22
                                                       ======         ======

Total return #                                          (5.93)%         7.63%++

Ratios/supplemental data:
   Net assets, end of period (thousands)               $5,449         $6,250
Ratio of expenses to average net assets:
   Before expense reimbursement                          2.98%          3.82%+
   After expense reimbursement                           1.97%          1.98%+
Ratio of net investment income to average net assets:
   After expense reimbursement                           7.19%          7.48%+
Portfolio turnover rate                                 63.36%        253.59%

*  Commencement of operations
+  Annualized
++ Not annualized
#  Does not include sales load

                                THE HERITAGE WEST
                        PREFERRED SECURITIES INCOME FUND


Prospectus - Section 10 (Cont.)                               September 28, 2000
--------------------------------------------------------------------------------


FOR MORE INFORMATION

The Statement of Additional Information (SAI) includes additional information about the Fund which is incorporated by reference into this Prospectus.

The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year.

The SAI and shareholder reports are available free upon request. To request them or other information, or to ask any questions, please call:

                    SHAREHOLDER SERVICES AND FUND LITERATURE
                                 (800) 576-8229

                                  or write to:

                                The Heritage West
                        Preferred Securities Income Fund
                           c/o ICA Fund Services Corp.
                              4455 E. Camelback Rd.
                                   Suite 261E
                             Phoenix, AZ 85018-2848

                              Trading Symbol: HWPSX

The SAI and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-202-942-8090 for information about its operations.

Reports and other Fund information are also available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, for duplicating fees, by writing to the SEC's Public Reference Section, Washington, DC 20549-0203 or by electronic request at: publicinfo@sec.gov.

                                         The Fund's SEC file number is 811-07959

                                   UNITY FUND
                                 CLASS A SHARES





                                   PROSPECTUS
                               SEPTEMBER 29, 2000











  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES OF THE FUND OFFERED THROUGH DELTA EQUITY SERVICES CORP., JACKSON, SHANKLIN & SONIA INVESTMENTS, L.L.C. OR ANY OTHER INVESTMENT BROKER ARE NOT BANK DEPOSITS. SHARES OF THE FUND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK. SHARES
    OF THE FUND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL INVESTMENTS ARE SUBJECT
            TO RISKS, INCLUDING THE POSSIBLE LOSS OF MONEY INVESTED.

                               UNITY FUND, CLASS A

                               4101 PAUGER STREET
                              NEW ORLEANS, LA 70122
              FUND LITERATURE (TOLL FREE): (877) LIBFUND (542-3863)
                            ALTERNATE: (800) 645-1704
                SHAREHOLDER SERVICES (TOLL-FREE): (888) 229-2105


                               TABLE OF CONTENTS


Fund Overview........................................................  1

Understanding Expenses...............................................  4

Management of the Fund...............................................  5

Account Information..................................................  6

How to Invest........................................................  8

Earnings and Taxes................................................... 11

Financial Highlights................................................. 12

For More Information................................................. Back Cover


More detailed information on all subjects covered in this prospectus is contained in the Fund's STATEMENT OF ADDITIONAL INFORMATION ("SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

                                 FUND OVERVIEW

     The Unity Fund was formerly known as the Liberty Freedom Fund.

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is the growth of capital. Its secondary objective is to provide current income. The objectives of the Fund may be changed only with shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund uses a disciplined approach to select securities for the Fund's portfolio that it believes are undervalued, reasonably priced and have prospects for continued consistent growth. The Fund uses fundamental analysis of financial statements to select stocks of issuers which have low price/earnings and price/book ratios as well as strong balance sheet ratios and high and/or stable dividend yields.

     The Fund will invest primarily in the stocks of large, well-recognized companies. The Fund will usually invest at least 20% of its assets in the stocks that comprise the S&P 100 Index. The S&P 100 Index is a capitalization-weighted index of 100 stocks from a broad range of industries.

     Under normal market conditions, the Fund will invest at least 85% of its total assets in stocks and other equity securities.

     The Fund's annual portfolio turnover rate will usually not exceed 50%.

TYPES OF SECURITIES

     The Fund invests primarily in the following securities:

          *    Common Stock;
          *    Preferred Stock;
          *    Convertible Securities and Warrants; and
          *    Standard & Poor's Depositary Receipts ("SPDRs")

     Please review the SAI for further descriptions of these securities.

PRINCIPAL RISKS OF INVESTING

     You may lose money by investing in the Fund. Other principal risks you should consider include:

     MARKET DECLINE - A company's stock price or the overall stock market may experience a sudden decline.

     THE EFFECT OF INTEREST RATES - The Fund may invest in bonds and other debt instruments which may be affected by interest rate changes and changes in the creditworthiness of the bond or debt instrument issuer.

     DEFENSIVE INVESTMENTS - At the discretion of the Sub-Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objectives. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.



WHO MAY WANT TO INVEST

     The Fund is intended for investors who:

          * Are willing to hold their shares for a long period of time (e.g., in preparation for retirement);
          *    Are  diversifying  their  investment  portfolio by investing in a mutual fund that concentrates in large-cap companies; and/or
          *    Are willing to accept  higher  short-term  risk in exchange for a higher potential for a long-term total return.

PAST PERFORMANCE OF THE FUND


     The following performance information illustrates some of the risk of investing in the Fund. The bar chart shows the Fund's total return for the last calendar year. The bar chart does not reflect sales charges that you may pay to purchase Fund shares. If they were included, the return would be less than that shown. The table shows the Fund's average annual total return over time compared with broad-based market indices. Unlike the bar chart, the table assumes that the maximum sales charge was paid. Remember, past performance does not predict future performance.

     Calendar Year Total Return (%)*

     [Bar chart]
     1999      4.19%

     * The Fund's year-to-date return as of  June 30, 2000 was -13.14%

     During the period shown in the bar chart, the Fund's highes quarterly return was 15.69% for the quarter-ended 6/30/99 and the lowest quarterly return was -8.67% for the quarter-ended 9/30/99.

     Average Annual Total Returns                                      Since
     as of December 31, 1999                                          Inception
                                                        One Year     on 6/29/98
                                                        --------     ----------
     The Fund*                                           0.054%         2.18%
     S&P/Barra Value Index                               12.72%         9.91%
     S&P 500 Index                                       21.04%        20.40%
     Lipper Growth and Income Fund Index

     * The return for the Fund reflects the maximum sales load of 3.50%.



     PRIOR PERFORMANCE OF THE SUB-ADVISOR

     The following table sets forth composite performance data relating to the historical performance of private accounts of The Edgar Lomax Company, Sub-Advisor to the Fund. Each of these private accounts exceeds, as of January 1, 1994, $1 million in market value and have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Sub-Advisor in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Sub-Advisor. A complete list and description of the Sub-advisor's composites is available by request to the Sub-Advisor.

     The composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by private accounts of the Sub-Advisor without provision for federal or state income taxes. Custodial fees, if any, were generally not included in the calculation. The Sub-Advisor's composite includes all actual, fee-paying, discretionary private accounts with assets in excess of $1 million (minimum account size required as of January 1, 1994) managed by the Sub-Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of the Sub-Advisor's composite combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed 10% of an account's current value) by asset-weighting each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively.

     The private accounts that are included in the Sub-Advisor's composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or the Internal Revenue Code. Consequently, the performance results for the Sub-Advisor's composite could have been adversely affected if the private accounts included in the composite had been regulated as a mutual fund. In addition, the operating expenses incurred by the private accounts were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the composite are greater than what Fund performance would have been.

     The investment results of the Sub-Advisor's composite presented below have been reviewed and verified (for an AIMR Level II examination) by an independent auditing firm, to be computed in accordance with Performance Presentation Standards of AIMR, but these results are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund. The methodology used to calculate performance conforming to AIMR standards is different from that used by mutual funds. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                                       ANNUALIZED  CUMULATIVE
                                       ----------  ----------
                         SUB-ADVISORS    14.86%      146.85%
                         COMPOSITE

                         S&P 500**       21.46%      253.86%

                                       YEARS ENDED, DECEMBER 31
                -----------------------------------------------------------------------------  OCT. 1, 1990 TO
                1999     1998     1997      1996      1995     1994     1993    1992     1991   DEC. 31, 1990
                ----     ----     ----      ----      ----     ----     ----    ----     ----   -------------
SUB-ADVISORS
COMPOSITE       0.10%   12.36%   24.18%    22.04%    45.75%    3.38%   25.02%   6.35%   27.75%      3.25%

S&P 500**      21.03%   28.57%   33.34%    22.99%    37.53%    1.30%   10.06%   7.62%   30.45%      8.96%

* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisors. These AIMR standards are intended to promote full and fair presentations by investment advisors of their performance results and ensure uniformity in reporting so that performance results of investment advisors are directly comparable.

** The Standard & Poor's 500 Composite Stock Price Index, known as the S&P 500, is an unmanaged market value-weighted index consisting of representative samples of stocks within important industry groups within the U.S. economy. It includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It has been taken from published sources and has not been audited by Deloitte & Touche LLP.

                             UNDERSTANDING EXPENSES

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


     SHAREHOLDER FEES
     (fees paid directly from your investment)
       Maximum Sales Load on Fund Purchases
       (as a percentage of offering price)                               3.50%

     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
       Investment Advisory Fees                                          0.85%
       Distribution (12b-1) Fees                                         0.50%
       Shareholder Service Fees                                          0.25%
       Other Expenses                                                    3.76%
                                                                       ------
     Total Annual Fund Operating Expenses                                5.36%
       Advisory Fee Waiver and/or Fund Expense Absorption #             (3.26%)
     Net Expenses                                                        2.10%


     # The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 2.10%. This contract's term is indefinite and may be terminated only by the Board of Trustees of the Fund. If the Advisor waives any of its fees or pays Fund expenses, the Fund may reimburse the Advisor in future years.

EXAMPLE

     This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year         3 years         5 years          10 years
          ------         -------         -------          --------
           $555           $983           $1,436            $2,685

                             MANAGEMENT OF THE FUND

THE ADVISOR


The Fund's Advisor, Liberty Bank and Trust Company ("Liberty"), 4101 Pauger Street, New Orleans, Louisiana 70122, (a subsidiary of Liberty Financial Services, Inc.) has provided banking services to the greater New Orleans community since 1972. Liberty's assets have grown to over $180 million and has risen to become one of the top ten African American owned banks in the United States. Liberty has overall responsibility for the assets under management and will be responsible for monitoring the day-to-day activity of the Sub-Advisor. Liberty, together with the Sub-Advisor, is responsible for formulating and implementing the Fund's investments. Liberty furnishes the Fund with office space and certain administrative services. As compensation for the services it receives, the Fund pays Liberty a monthly advisory fee based upon the average daily net assets of the Fund at the annual rate of 0.25%. For the fiscal year of the Fund ended May 31, 2000, the Advisor waived its full fee of $7,748 and paid Fund expenses is the amount of $92,856.


THE SUB-ADVISOR

The Fund's Sub-Advisor, The Edgar Lomax Company, 6564 Loisdale Court, Suite 310, Springfield, Virginia 22150, has provided asset management services to individuals and institutional investors since 1986. Currently, the Sub-Advisor has $1.2 billion in assets under management. Mr. Randall R. Eley, President and Chief Investment Officer of the Sub-Advisor, controls the Sub-Advisor.


The Sub-Advisor provides the Fund with advice on buying and selling securities and manages the investments of the Fund. As compensation, the Fund pays the Sub-Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 0.60%. For the fiscal year of the Fund ended May 31, 2000, the Sub-Advisor received $18,594 in fees.


THE PORTFOLIO MANAGER

Mr. Randall R. Eley of the Sub-Advisor is principally responsible for the day-to-day management on the Fund's portfolio. Mr Eley has been active in the investment field professionally since the founding of the Sub-advisor in 1986.

SHAREHOLDING SERVICING AGENT

     American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788 serves as the Fund's Shareholder Servicing Agent and Transfer Agent.

CUSTODIAN

     Firstar Bank, N.A, 525 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund's Custodian.

DISTRIBUTOR

     First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, Arizona, serves as the Fund's Distributor.

INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, 10036, serves as the Fund's Independent Accountants.


LEGAL COUNSEL

     Paul,  Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San
     Francisco, California 94104, serves as the Fund's legal counsel.

                              ACCOUNT INFORMATION

     The Fund offers for sale two classes of shares, Class A and Class I. This prospectus sets out information about Class A shares, available to investors who do not have the minimum investment requirements to purchase the Fund's Class I shares. Class I shares are available to institutional investors who are willing to make an initial investment of $250,000. Class I shares charge no sales load and have a different operating expense structure which may result in performance for that Class which is different from that of Class A shares. Class I shares are discussed more fully in a separate prospectus available from the Fund.

WHEN THE FUND'S SHARES ARE PRICED

     The Net Asset Value or "NAV" is calculated after the close of trading on the New York Stock Exchange (the "NYSE"), every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays.

HOW THE FUND'S SHARES ARE PRICED

     Class A shares are offered at the public offering price. Shares of the Fund are offered continuously for purchase at the public offering price next determined after a purchase order is received. The public offering price per share is equal to the NAV, plus a sales charge, which is reduced on purchases involving amounts of $50,000 or more, as set forth in the table below. The public offering price is effective for orders received by the Fund or investment brokers and their agents prior to the time of the next determination of the Fund's NAV and, in the case of orders placed with brokers, transmitted promptly to the Transfer Agent. Orders received after 4:00 p.m., Eastern time will be entered at the following day's calculated NAV.

     The reduced sales charges apply to quantity purchases. In addition, purchases of shares made during a thirteen month period pursuant to a written LETTER OF INTENT are eligible for a reduced sales charge. Reduced sales charges are also applicable to subsequent purchases based on the aggregate of the amount being purchased and the value, at net asset value, of shares owned at the time of investment.

     SALES CHARGE AS PERCENT OF:

                                                               Portion of sales
                                           Offering             charge retained
     Amount of Purchase                      price      NAV       by dealers
     ------------------                      -----     -----      ----------
     Less than $50,000                       3.50%     3.63%         3.00%
     $50,000 but less than $100,000          3.00%     3.09%         2.60%
     $100,000 but less than $250,000         2.50%     2.56%         2.20%
     $250,000 but less than $500,000         2.00%     2.04%         1.80%
     $500,000 but less than $750,000         1.50%     1.52%         1.30%
     $750,000 but less than $1,000,000       1.00%     1.01%         0.80%
     $1,000,000 or more                      None      None          None

LETTER OF INTENT

     You may qualify for an immediate reduced sales charge on purchases by completing the Letter on Intent section on the Application Form. You must state an intention to purchase, during the next 13 months, a specified amount of shares which, if made at one time, would qualify you for a reduced sales charge as specified in the above table.

RIGHTS OF ACCUMULATION

     The reduced sales charges applicable to purchases apply on a cumulative basis over any period of time. Thus the value of all shares of the Fund owned by you (including your regular account, IRA account, or any other account), taken at current net asset value, can be combined with a current purchase of shares to determine the rate of sales charge applicable to the current purchase in order to receive the cumulative quantity reduction. When opening a new account, the fact that you currently hold shares of the Fund must be indicated on the Application Form in order to receive the cumulative quantity discount. For subsequent purchases, the Fund's Shareholder Servicing Agent ((800) 229-2105) should be notified of current fund holdings prior to the purchase of additional shares.

DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan for Class A Shares of the Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distribution Plan permits the Fund to pay the Advisor, as Distribution Coordinator, for the sale and distribution of Class A shares at an annual rate of 0.50% of the Fund's Class A shares' average annual net assets. Payments made by the Fund pursuant to the Distribution Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

     Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICE PLAN

     The Fund has adopted a Shareholder Service Plan. Under the Shareholder Service Plan, the Advisor will provide, or arrange for others to provide, certain services to Class A shareholders of the Fund. As compensation for its services, the Fund will pay the Advisor, at an annual rate, of 0.25% of the Fund's Class A shares' average annual net assets.

     In addition to compensation paid by the Fund under the Distribution and Shareholder Servicing Plans, the Advisor may, out of its own resources, compensate third parties for distribution, marketing and other services provided to the Fund. The Advisor may use its own resources to sponsor seminars and educational programs on the Fund for financial intermediaries and shareholders.

CONVERSION FEATURE

     On the first business day of the month next following the fourth anniversary of their purchase, Class A shares will automatically convert to Class I shares and will no longer be subject to the fees associated with the Distribution and Shareholder Service Plans. This conversion will be on the basis of the relative NAVs of the two Classes, without the imposition of any sales charge, fee or other expense. The purpose of the conversion feature is to eliminate the distribution and shareholder service fees paid by the holders of Class A shares that have been outstanding for an extended period of time.

                                 HOW TO INVEST

OPENING A NEW ACCOUNT

     You may purchase shares of the Fund by mail, by wire or through your investment broker. An Application Form accompanies this Prospectus. Please use the Application Form when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund at (toll-free) (888) 229-2105.

PURCHASING SHARES BY MAIL

     Please complete the attached Application Form and mail it with a personal check, payable to the UNITY FUND, CLASS A to the Fund at the following address:

               Unity Fund, Class A
               c/o Firstar Bank, N.A.
               P.O. Box 641265
               Cincinnati, OH 45264-1265

     You may not send Application Forms via overnight delivery to a United States Postal Services post office box. If you wish to use an overnight delivery service, send your Application Form and check to the Fund's custodian at the following address:

               Unity Fund, Class A
               c/o Firstar Bank, N.A.
               Mutual Fund Custody Department
               425 Walnut Street, M.L. 6118, Sixth Floor
               Cincinnati, Ohio 45202

PURCHASING SHARES BY WIRE

     To order by wire, you must have a wire account number. Please call the Fund at (toll-free) (888) 229-2105 between 9:00 a.m. and 5:00 p.m. Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive this account number. If you send your purchase by wire without the account number, your order will be delayed. You will be asked to fax your Application Form.

     Once you have the account number, your bank or other financial institution may send the wire to the Fund's Custodian with the following instructions:

               Firstar Bank, N.A. Cinti/Trust
               ABA # 0420-0001-3
               For credit to: Unity Fund, Class A
               DDA # 488-920-679
               For further credit to [your name and account number]

     Your bank or financial institution may charge a fee for sending the wire to the Fund.

PURCHASING THROUGH AN INVESTMENT BROKER

     Your may buy and sell shares through the Fund's approved brokers and their agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

     Please contact your broker to see if it is an approved broker of the Fund and for additional information.

MINIMUM INVESTMENTS

     Your initial purchase must be at least $1,000. However, if you are purchasing shares through an Individual Retirement Account ("IRA"), or you are starting an Automatic Investing Plan, as described below, your initial purchase must be at least $250. Exceptions may be made at the Fund's discretion.

ADDITIONAL INVESTMENTS

     Additional purchases may be made for $100 or more. Exceptions may be made at the Fund's discretion. You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

     You may also make additional purchases by wire or through a Broker. Please follow the procedures described above for purchasing shares through an investment broker.

MINIMUM ACCOUNT BALANCE

     Due to the relatively high cost of managing small accounts, if the value of your account falls below $250 (except for IRA accounts), the Fund may redeem your shares. However, the Fund will give you 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares. The Board of Trustees of the Fund believes this policy to be in the best interest of all shareholders.

SELLING YOUR SHARES

     You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next NAV calculated for the Fund after receiving your order. You may sell your shares by mail, wire or through a Broker.

SELLING YOUR SHARES BY MAIL

     You may redeem your shares by sending a written request to the Fund. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Fund at:

               Unity Fund, Class A
               c/o American Data Services, Inc.
               150 Motor Parkway, Suite 109
               Hauppauge, NY 11788

     If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (NOT A NOTARIZATION), available from may commercial banks, savings associations, stock brokers and other NASD member firms. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or postpone payments of proceeds for up to seven days as permitted by federal securities laws.

SELLING YOUR SHARES BY TELEPHONE

     If you completed the "Redemption by Telephone" section of the Fund's Application Form, you may sell your shares by calling the Shareholder Servicing Agent (toll-free) at (888) 229-2105. Your redemption will be mailed or wired according to your instructions, on the next business day to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund. Telephone redemptions may not be made for IRA accounts. The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed.

     You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (NOT A NOTARIZATION). The Fund may modify or terminate your telephone privileges after giving you 60 days notice. Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. In addition, the Fund may postpone payment of proceeds for up to seven days, as permitted by federal securities laws.

AUTOMATIC INVESTMENT PLAN

     You may make regular monthly investments in the Fund using the Automatic Investment Plan. Through the plan, it is arranged for your bank or financial institution to transfer a predetermined amount (but not less than $100), monthly, to purchase shares of the Fund. When the Fund receives the transfer, the Fund will invest the amount in additional shares of the Fund at the next calculated applicable public offering price. You may request an Application for the Automatic Investment Plan by calling the Fund (toll-free) at (888) 229-2105. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

AUTOMATIC WITHDRAWAL PLAN

     You may request that a predetermined amount be sent to you each month or quarter. Your account value must have a value of at least $10,000 for you to be eligible to participate in the Automatic Withdrawal Plan. The minimum withdrawal amount is $50. You may request an Application for the Automatic Withdrawal Plan by calling the Fund (toll-free) at (877) 829-8413. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

OTHER POLICIES

     The Fund may waive the minimum investment requirements for purchases by certain groups or retirement plans. All investments must be made in U.S. funds, and checks must be drawn on U.S. banks. Third party checks are not accepted. The Fund may charge you if your check is returned for insufficient funds. The Fund reserves the right to reject any investment, in whole or in part. The IRS requires that you provide the Fund or your Broker with a taxpayer identification number and other information upon opening an account. You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

EARNINGS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     Income dividends and capital gain distributions are normally declared and paid by the Fund to its shareholders in December of each year. The Fund may also make periodic dividend payments and distributions at other times in its discretion.

     Unless you invest through a tax-advantaged account, you will owe taxes on the dividends and distributions. Dividends and distributions are automatically reinvested in additional shares of the Fund unless you make a written request to the Fund that you would like to receive dividends and distributions made in cash.

TAXES

     The Fund is required by Internal Revenue Service rules to distribute substantially all of its net investment income, and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. You will be notified at least annually about the tax consequences of distributions made each year. The Fund's dividends and distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares will be treated as a sale and any gain on the transaction may be taxable. Additional information about tax issues relating to the Fund may be found in the SAI. Please consult your tax advisor about the potential tax consequences of investing in the Fund.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance during the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended May 31, 2000 has been audited by PricewaterhouseCoopers LLP, and by other independent accountants for the period ended prior to May 31, 2000. PricewaterhouseCoopers LLP's report and the Fund's financial statements are included in the Fund's annual report which is available upon request by calling (888) 229-2105.


For a capital share outstanding throughout the period

                                                                  June 29, 1998*
                                                     Year Ended      Through
                                                    May 31, 2000   May 31, 1999
                                                    ------------   ------------
Net asset value, beginning of period                   $ 11.43       $ 10.00
                                                       -------       -------
Income from investment operations:
   Net investment income                                  0.07          0.05
   Net realized and unrealized loss on investments       (1.25)         1.40
                                                       -------       -------
Total from investment operations                         (1.18)         1.45

Less distributions:
   From net investment income                            (0.07)        (0.01)
   Net realized gain from securities transactions        (0.40)        (0.01)
                                                       -------       -------
   Total distributions                                   (0.47)        (0.02)

Net asset value, end of period                         $  9.78       $ 11.43
                                                       =======       =======
Total return                                            (10.41)%       14.55%++

Ratios/supplemental data:
   Net assets, end of period (thousands                $ 1,881       $ 4,056
Ratio of expenses to average net assets:
   Before expense reimbursement                           5.36%         6.24%+
   After expense reimbursement                            2.10%         2.10%+
Ratio of net investment income to average net assets:
   After expense reimbursement                            0.43%         0.64%+
Portfolio turnover rate                                  43.05%        54.69%

*  Commencement of operations
+  Annualized
++ Not annualized

                               UNITY FUND, CLASS A
                        A SERIES OF ADVISORS SERIES TRUST


                              FOR MORE INFORMATION


You can find more information about the Fund in the Statement of Additional Information ("SAI"), incorporated by reference in this prospectus, that is available free of charge.

To request your free copy of the SAI, or to request other information, please call (toll-free) (888) 229-2105 or write to the Fund:

                               Unity Fund, Class A
                        c/o American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788


You may review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's ("SEC's") Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information about the operation of the Public Reference Room.

Reports and other Fund information are also available on the SEC's Internet site at . Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronice request at : publicinfo@sec.gov


                                                      SEC File Number: 811-07959

                                   UNITY FUND
                                 CLASS I SHARES





                                   PROSPECTUS
                               SEPTEMBER 29, 2000











  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES OF THE FUND OFFERED THROUGH DELTA EQUITY SERVICES CORP., JACKSON, SHANKLIN & SONIA INVESTMENTS, L.L.C. OR ANY OTHER INVESTMENT BROKER ARE NOT BANK DEPOSITS. SHARES OF THE FUND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK. SHARES
    OF THE FUND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL INVESTMENTS ARE SUBJECT
            TO RISKS, INCLUDING THE POSSIBLE LOSS OF MONEY INVESTED.

                               UNITY FUND, CLASS I

                               4101 PAUGER STREET
                              NEW ORLEANS, LA 70122
              FUND LITERATURE (TOLL FREE): (877) LIBFUND (542-3863)
                            ALTERNATE: (800) 645-1704
                SHAREHOLDER SERVICES (TOLL-FREE): (888) 229-2105


                               TABLE OF CONTENTS


Fund Overview........................................................  1

Understanding Expenses...............................................  4

Management of the Fund...............................................  5

Account Information..................................................  6

How to Invest........................................................  6

Earnings and Taxes...................................................  9

For More Information................................................. Back Cover


More detailed information on all subjects covered in this prospectus is contained in the Fund's STATEMENT OF ADDITIONAL INFORMATION ("SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

                                 FUND OVERVIEW

     The Unity Fund was formerly known as the Liberty Freedom Fund.

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is the growth of capital. Its secondary objective is to provide current income. The objectives of the Fund may be changed only with shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund uses a disciplined approach to select securities for the Fund's portfolio that it believes are undervalued, reasonably priced and have prospects for continued consistent growth. The Fund uses fundamental analysis of financial statements to select stocks of issuers which have low price/earnings and price/book ratios as well as strong balance sheet ratios and high and/or stable dividend yields.

     The Fund will invest primarily in the stocks of large, well-recognized companies. The Fund will usually invest at least 20% of its assets in the stocks that comprise the S&P 100 Index. The S&P 100 Index is a capitalization-weighted index of 100 stocks from a broad range of industries.

     Under normal market conditions, the Fund will invest at least 85% of its total assets in stocks and other equity securities.

     The Fund's annual portfolio turnover rate will usually not exceed 50%.

TYPES OF SECURITIES

     The Fund invests primarily in the following securities:

          *    Common Stock;
          *    Preferred Stock;
          *    Convertible Securities and Warrants; and
          *    Standard & Poor's Depositary Receipts ("SPDRs")

     Please review the SAI for further descriptions of these securities.

PRINCIPAL RISKS OF INVESTING

     You may lose money by investing in the Fund. Other principal risks you should consider include:

     MARKET DECLINE - A company's stock price or the overall stock market may experience a sudden decline.

     THE EFFECT OF INTEREST RATES - The Fund may invest in bonds and other debt instruments which may be affected by interest rate changes and changes in the creditworthiness of the bond or debt instrument issuer.

     DEFENSIVE INVESTMENTS - At the discretion of the Sub-Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objectives. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

WHO MAY WANT TO INVEST

     The Fund is intended for investors who:

          * Are willing to hold their shares for a long period of time (e.g., in preparation for retirement);
          *    Are  diversifying  their  investment  portfolio by investing in a mutual fund that concentrates in large-cap companies; and/or
          *    Are willing to accept  higher  short-term  risk in exchange for a higher potential for a long-term total return.

PAST PERFORMANCE OF THE FUND

     As of May 31, 2000, no Class I shares had been issued.

PRIOR PERFORMANCE OF THE SUB-ADVISOR

     The following table sets forth composite performance data relating to the historical performance of private accounts of The Edgar Lomax Company, Sub-Advisor to the Fund. Each of these private accounts exceeds, as of January 1, 1994, $1 million in market value and have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Sub-Advisor in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Sub-Advisor. A complete list and description of the Sub-advisor's composites is available by request to the Sub-Advisor.

     The composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by private accounts of the Sub-Advisor without provision for federal or state income taxes. Custodial fees, if any, were generally not included in the calculation. The Sub-Advisor's composite includes all actual, fee-paying, discretionary private accounts with assets in excess of $1 million (minimum account size required as of January 1, 1994) managed by the Sub-Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of the Sub-Advisor's composite combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed 10% of an account's current value) by asset-weighting each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively.

     The private accounts that are included in the Sub-Advisor's composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or the Internal Revenue Code. Consequently, the performance results for the Sub-Advisor's composite could have been adversely affected if the private accounts included in the composite had been regulated as a mutual fund. In addition, the operating expenses incurred by the private accounts were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the composite are greater than what Fund performance would have been.

     The investment results of the Sub-Advisor's composite presented below have been reviewed and verified (for an AIMR* Level II examination) by an independent auditing firm, to be computed in accordance with Performance Presentation Standards of AIMR, but these results are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund. The methodology used to calculate performance conforming to AIMR standards is different from that used by mutual funds. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

TOTAL RETURNS:

                                       ANNUALIZED  CUMULATIVE
                                       ----------  ----------
                         SUB-ADVISORS    14.86%      146.85%
                         COMPOSITE

                         S&P 500**       21.46%      253.86%

                                       YEARS ENDED, DECEMBER 31
                -----------------------------------------------------------------------------  OCT. 1, 1990 TO
                1999     1998     1997      1996      1995     1994     1993    1992     1991   DEC. 31, 1990
                ----     ----     ----      ----      ----     ----     ----    ----     ----   -------------
SUB-ADVISORS
COMPOSITE       0.10%   12.36%   24.18%    22.04%    45.75%    3.38%   25.02%   6.35%   27.75%      3.25%

S&P 500**      21.03%   28.57%   33.34%    22.99%    37.53%    1.30%   10.06%   7.62%   30.45%      8.96%

* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisors. These AIMR standards are intended to promote full and fair presentations by investment advisors of their performance results and ensure uniformity in reporting so that performance results of investment advisors are directly comparable.

** The Standard & Poor's 500 Composite Stock Price Index, known as the S&P 500, is an unmanaged market value-weighted index consisting of representative samples of stocks within important industry groups within the U.S. economy. It includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It has been taken from published sources and has not been audited by Deloitte & Touche LLP.

                             UNDERSTANDING EXPENSES

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES
     (fees paid directly from your investment)
       Maximum Sales Load on Fund Purchases                               None
       (as a percentage of offering price)

     ANNUAL FUND OPERATING EXPENSES*
     (expenses that are deducted from Fund assets)
       Investment Advisory Fees                                           0.85%
       Distribution (12b-1) Fees                                          None
       Shareholder Service Fees                                           None
       Other Expenses                                                     3.00%
                                                                        ------

     Total Annual Fund Operating Expenses                                 3.85%
       Advisory Fee Waiver and/or Fund Expense Absorption #              (2.55%)
                                                                        ------
     Net Expenses                                                         1.30%
                                                                        ======

     * Other expenses have been estimated. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 1.30%. This contract's term is indefinite and may be terminated only by the Board of Trustees of the Fund. If the Advisor waives any of its fees or pays Fund expenses, the Fund may reimburse the Advisor in future years.

EXAMPLE

     This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year                     3 years
                         ------                     -------
                          $132                       $411

                             MANAGEMENT OF THE FUND

THE ADVISOR

The Fund's Advisor, Liberty Bank and Trust Company ("Liberty"), 4101 Pauger Street, New Orleans, Louisiana 70122, (a subsidiary of Liberty Financial Services, Inc.) has provided banking services to the greater New Orleans community since 1972. Liberty's assets have grown to over $180 million and has risen to become one of the top ten African American owned banks in the United States. Liberty has overall responsibility for the assets under management and will be responsible for monitoring the day-to-day activity of the Sub-Advisor. Liberty, together with the Sub-Advisor, is responsible for formulating and implementing the Fund's investments. Liberty furnishes the Fund with office space and certain administrative services. As compensation for the services it receives, the Fund pays Liberty a monthly advisory fee based upon the average daily net assets of the Fund at the annual rate of 0.25%.

THE SUB-ADVISOR

The Fund's Sub-Advisor, The Edgar Lomax Company, 6564 Loisdale Court, Suite 310, Springfield, Virginia 22150, has provided asset management services to individuals and institutional investors since 1986. Currently, the Sub-Advisor has $1.2 billion in assets under management. Mr. Randall R. Eley, President and Chief Investment Officer of the Sub-Advisor, controls the Sub-Advisor.

The Sub-Advisor provides the Fund with advice on buying and selling securities and manages the investments of the Fund. As compensation, the Fund pays the Sub-Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 0.60%.

THE PORTFOLIO MANAGER

Mr. Randall R. Eley of the Sub-Advisor is principally responsible for the day-to-day management on the Fund's portfolio. Mr Eley has been active in the investment field professionally since the founding of the Sub-advisor in 1986.

SHAREHOLDING SERVICING AGENT

     American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788 serves as the Fund's Shareholder Servicing Agent and Transfer Agent.

CUSTODIAN

     Firstar Bank, N.A, 525 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund's Custodian.

DISTRIBUTOR

     First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, Arizona, serves as the Fund's Distributor.

INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, New York, 10036, serves as the Fund's Independent Accountants.


LEGAL COUNSEL

     Paul,  Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San
     Francisco, California 94104, serves as the Fund's legal counsel.

                              ACCOUNT INFORMATION

     The Fund offers for sale two classes of shares, Class A and Class I. This prospectus sets out information about Class I shares. Class A shares are available to smaller investors who do not have the initial minimum investment of $250,000. Class A shares charge an up-front sales load and have a different operating expense structure which may result in performance for that Class which is different from that of Class I shares. Class A shares are discussed more fully in a separate prospectus available from the Fund.

WHEN THE FUND'S SHARES ARE PRICED

     The Net Asset Value or "NAV" is calculated after the close of trading on the New York Stock Exchange (the "NYSE"), every day that the NYSE is open. The NAV is not calculated on days that the NYSE is closed for trading. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays.

HOW THE FUND'S SHARES ARE PRICED

     Class I shares are offered continuously for purchase at the NAV next determined after a purchase order is received. The NAV price is effective for orders received by the Fund or investment brokers and their agents prior to the time of the next determination of the Fund's NAV and, in the case of orders placed with brokers, transmitted promptly to the Transfer Agent. Orders received after 4:00 p.m., Eastern time will be entered at the following day's calculated NAV.

                                 HOW TO INVEST

OPENING A NEW ACCOUNT

     You may purchase shares of the Fund by mail, by wire or through your investment broker. An Application Form accompanies this Prospectus. Please use the Application Form when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares, you may call an account representative of the Fund at (toll-free) (888) 229-2105.

PURCHASING SHARES BY MAIL

     Please complete the attached Application Form and mail it with a personal check, payable to the UNITY FUND, CLASS I to the Fund at the following address:

               Unity Fund, Class I
               c/o Firstar Bank, N.A.
               P.O. Box 641265
               Cincinnati, OH 45264-1265

     You may not send Application Forms via overnight delivery to a United States Postal Services post office box. If you wish to use an overnight delivery service, send your Application Form and check to the Fund's custodian at the following address:

               Unity Fund, Class I
               c/o Firstar Bank, N.A.
               Mutual Fund Custody Department
               425 Walnut Street, M.L. 6118, Sixth Floor
               Cincinnati, Ohio 45202

PURCHASING SHARES BY WIRE

     To order by wire, you must have a wire account number. Please call the Fund at (toll-free) (888) 229-2105 between 9:00 a.m. and 5:00 p.m. Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive this account number. If you send your purchase by wire without the account number, your order will be delayed. You will be asked to fax your Application Form.

     Once you have the account number, your bank or other financial institution may send the wire to the Fund's Custodian with the following instructions:

               Firstar Bank, N.A. Cinti/Trust
               ABA # 0420-0001-3
               For credit to: Unity Fund, Class I
               DDA # 488-920-679
               For further credit to [your name and account number]

     Your bank or financial institution may charge a fee for sending the wire to the Fund.

PURCHASING THROUGH AN INVESTMENT BROKER

     Your may buy and sell shares through the Fund's approved brokers and their agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with the Fund, and will be executed at the NAV next calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

     Please contact your broker to see if it is an approved broker of the Fund and for additional information.

MINIMUM AND SUBSEQUENT INVESTMENTS

     The minimum initial investment in the Fund is $250,000. Generally, subsequent investments must be at least $25,000. Exceptions may be made at the Fund's discretion.

     You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed above. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement.

     You may also make additional purchases by wire or through a Broker. Please follow the procedures described above for purchasing shares through an investment broker.

SELLING YOUR SHARES

     You may sell some or all of your Fund shares on days that the NYSE is open for trading. Your redemption may result in a realized gain or loss for tax purposes. Your shares will be sold at the next net asset value calculated for the Fund after receiving your order. You may sell your shares by mail, wire or through a Broker.

SELLING YOUR SHARES BY MAIL

     You may redeem your shares by sending a written request to the Fund. You must give your account number and state the number of shares you wish to sell. You must sign the written request. If the account is in the name of more than one person, each shareholder must sign the written request. Send your written request to the Fund at:

               Unity Fund, Class I
               c/o American Data Services, Inc.
               150 Motor Parkway, Suite 109
               Hauppauge, NY 11788

     If the dollar amount of your redemption exceeds $100,000, you must obtain a signature guarantee (NOT A NOTARIZATION), available from may commercial banks, savings associations, stock brokers and other NASD member firms. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or postpone payments of proceeds for up to seven days as permitted by federal securities laws.

SELLING YOUR SHARES BY TELEPHONE

     If you completed the "Redemption by Telephone" section of the Fund's Application Form, you may sell your shares by calling the Shareholder Servicing Agent (toll-free) at (888) 229-2105. Your redemption will be mailed or wired according to your instructions, on the next business day to the bank account you designated on your Application Form. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund. Telephone redemptions may not be made for IRA accounts.

     The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed.

     You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (NOT A NOTARIZATION). The Fund may modify or terminate your telephone privileges after giving you 60 days notice. Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. In addition, the Fund may postpone payment of proceeds for up to seven days, as permitted by federal securities laws.

AUTOMATIC INVESTMENT PLAN

     You may make regular monthly investments in the Fund using the Automatic Investment Plan. Through this plan, it is arranged for your bank or financial institution to transfer a predetermined amount, monthly, to purchase shares of the Fund. When the Fund receives the transfer, the Fund will invest the amount in additional shares of the Fund at the next calculated NAV. You may request an Application for the Automatic Investment Plan by calling the Fund (toll-free) at (888) 229-2105. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

AUTOMATIC WITHDRAWAL PLAN

     You may request that a predetermined amount be sent to you each month or quarter. The minimum withdrawal amount is $100. You may request an Application for the Automatic Withdrawal Plan by calling the Fund (toll-free) at (877) 829-8413. The Fund may modify or terminate this Plan at any time. You may terminate your participation in this Plan by calling the Fund.

OTHER POLICIES

     The Fund may waive the minimum investment requirements for purchases by certain groups or retirement plans. All investments must be made in U.S. funds, and checks must be drawn on U.S. banks. Third party checks are not accepted. The Fund may charge you if your check is returned for insufficient funds. The Fund reserves the right to reject any investment, in whole or in part. The IRS requires that you provide the Fund or your Broker with a taxpayer identification number and other information upon opening an account. You must specify whether you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

                               EARNINGS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     Income dividends and capital gain distributions are normally declared and paid by the Fund to its shareholders in December of each year. The Fund may also make periodic dividend payments and distributions at other times in its discretion.

     Unless you invest through a tax-advantaged account, you will owe taxes on the dividends and distributions. Dividends and distributions are automatically reinvested in additional shares of the Fund unless you make a written request to the Fund that you would like to receive dividends and distributions made in cash.

TAXES

     The Fund is required by Internal Revenue Service rules to distribute substantially all of its net investment income, and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. You will be notified at least annually about the tax consequences of distributions made each year. The Fund's dividends and distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares will be treated as a sale and any gain on the transaction may be taxable. Additional information about tax issues relating to the Fund may be found in the SAI. Please consult your tax advisor about the potential tax consequences of investing in the Fund.

                               UNITY FUND, CLASS I
                        A SERIES OF ADVISORS SERIES TRUST

                              FOR MORE INFORMATION

You can find more information about the Fund in the Statement of Additional Information ("SAI"), incorporated by reference in this prospectus, that is available free of charge.

To request your free copy of the SAI, or to request other information, please call (toll-free) (888) 229-2105 or write to the Fund:

                               Unity Fund, Class I
                        c/o American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788


You may review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's ("SEC's") Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information about the operation of the Public Reference Room.

Fund information is also available on the SEC's Internet site at . Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at : publicinfor@sec.gov.


                                                      SEC File Number: 811-07959

   As filed with the Securities and Exchange Commission on September 29, 2000

                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================










                                     Part B

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT

                              ADVISORS SERIES TRUST


               The Heritage West Preferred Securities Income Fund
                            Unity Fund Class A Shares
                            Unity Fund Class I Shares










================================================================================

               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND

                       Statement of Additional Information


                            Dated September 29, 2000

This Statement of Additional Information (the "SAI") is not a Prospectus, and it should be read in conjunction with the Prospectus dated September 29, 2000, as may be amended from time to time, of The Heritage West Preferred Securities Income Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"). Heritage West Advisors, LLC, (the "Advisor") is the Advisor to the Fund. A copy of the Fund's Prospectus may be obtained from the Fund at 3550 North Central Avenue, Suite 1800, Phoenix, AZ 85012; telephone (800) 596-1213.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Fund Investments, Risks and Policies.......................................  B-2

Management of the Fund.....................................................  B-8

Control Persons and Principal Holders of Securities........................  B-9

Distribution Agreement..................................................... B-12

Portfolio Transactions and Brokerage....................................... B-12

Net Asset Value............................................................ B-13

Taxation................................................................... B-14

Dividends and Distributions................................................ B-16

Performance Information.................................................... B-17

General Information........................................................ B-18

Appendix................................................................... B-20

                                    THE TRUST

     Advisors Series Trust is an open-end, management investment company organized as a Delaware business trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of 17 series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund.

     The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                        INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to achieve a high rate of current income by investing primarily in preferred securities. There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of the Fund.

PREFERRED STOCK

     In addition to the information about preferred stock contained in the prospectus, preferred stock usually has preference in dividends, and holders of preferred stock generally are entitled to receive a specified dividend (expressed either in dollars per share or as a percentage of the par value of the stock) before dividends may be distributed to common stockholders. Preferred stock may be either cumulative or noncumulative. A cumulative dividend preference means that if a dividend is omitted, it must be declared and paid before a dividend can be paid to holders of common stock.

     While a preference with respect to dividends is the most common privilege of preferred stock, there are other preferences which may also by applicable to an issue. These include a preference on liquidation and in voting. Preferred stocks are also frequently convertible into the issuer's common stock, and they may be redeemed after a certain date at the option of the corporation. There are also variations in dividend preferences, including the possibility, in some cases, of participation in earnings.

CONVERTIBLE SECURITIES AND WARRANTS

     The Fund may  invest  in  convertible  preferred  stocks  and  warrants.  A convertible preferred stock may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

RISKS OF INVESTING IN LOWER-RATED, HIGH-YIELD PREFERRED SECURITIES

     As set forth in the prospectus, the Fund may invest a portion of its net assets in preferred Securities which may be rated below "baa" by Moody's or "BBB" by S&P or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. These lower-rated, high yield preferred Securities are subject to greater market fluctuations and risk of loss of income and principal than higher rated Securities for a variety of reasons, including the following:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect lower rated securities differently from other securities. For example, the prices of lower rated securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their obligations, to meet projected business goals, and to obtain additional financing. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower rated preferred Securities and the Fund's asset values.

     LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of lower rated preferred Securities, and this may impact the Advisor's ability to value these preferred Securities and the Fund's assets and hinder the Fund's ability to dispose of these Securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated preferred Securities, especially in a thinly traded market.

     CREDIT RATINGS. Credit ratings primarily evaluate the likelihood of payment of dividends, not the market value risk of preferred Securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor must monitor the issuers of lower rated preferred Securities in the Fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet dividends, and to assure the Securities' liquidity so the Fund can meet redemption requests. The Fund will dispose of a portfolio security in an orderly manner when its rating has been downgraded below C.

SHORT-TERM INVESTMENTS

     The Fund may invest in any of the following securities and instruments:

     BANK CERTIFICATES OR DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
Government.  If the  Fund  holds  instruments  of  foreign  banks  or  financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

INVESTMENT COMPANY SECURITIES

     The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees a fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

GOVERNMENT OBLIGATIONS

     The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

     Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

FOREIGN INVESTMENTS


     The Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States and denominated in U.S. dollars.


     DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), which are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     TAXES. The interest and dividends payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

     The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

     The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

LENDING PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities in an amount not exceeding one third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

ILLIQUID SECURITIES

     The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

RISKS OF INVESTING IN SMALL COMPANIES

     The Fund may purchase securities of companies with market capitalization as low as $25 million. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(b) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2. Borrow money, except for temporary or emergency purposes. Any such borrowings will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.


3. Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings.

4. Purchase securities on margin, participate on a joint basis or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)


5. Purchase real estate, commodities or commodity contracts. (As a matter of operating policy, the Board of Trustees may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.),


6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall no be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages, or pledges or (b) entering into options, futures or repurchase transactions.


7. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.


8. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry, except that this restriction does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities.

The Fund observes the following policies which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1.   Invest in any issuers for purposes of exercising control or management.


2. Invest in securities of other investment companies except as permitted under the 1940 Act..


3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

4.   Invest in foreign currency contracts.


     If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                             MANAGEMENT OF THE FUND


     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board of Trustees.


     The Trustees and officers of the Trust, their birth dates and positions with the Trust, their business addresses and principal occupations during the past five years are:

WALTER E. AUCH, SR. (born 1921) Trustee
6001 N. 62nd Place, Paradise Valley, AZ 85153. Business Consultant and Director, Nicholas-Applegate Institutional Mutual Funds, Salomon Smith Barney Trak Funds and Concert Series, Pimco Advisors L.P., Banyan Strategic Realty Trust, Legend Properties and Senele Group.

ERIC M. BANHAZL* (born 1957) Trustee, President and Treasurer
2020 E. Financial Way, Glendora, CA 91741. Executive Vice President, Investment Company Administration, LLC; Vice President, First Fund Distributors, Inc.; Treasurer, Guinness Flight Investment Funds, Inc.

DONALD E. O'CONNOR (born 1936) Trustee
1700 Taylor Avenue, Fort Washington, MD 20744. Retired; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997); Vice President, Operations, Investment Company Institute (until June, 1993); Independent Director, The Parnassus Fund, The Parnassus Income Fund, and Allegiance Investment Trust.

GEORGE T. WOFFORD III (born 1939) Trustee
305 Glendora Circle, Danville, CA 94526. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

STEVEN J. PAGGIOLI (born 1950) Vice President
915 Broadway, Suite 1605, New York, NY 10010. Executive Vice President, Investment Company Administration, LLC; Vice President, First Fund Distributors, Inc.; President and Trustee, Professionally Managed Portfolios; Trustee, Managers Funds Trust.

ROBERT H. WADSWORTH (born 1940) Vice President
4455 E. Camelback Rd. Suite 261-E, Phoenix, AZ 85018. President, Robert H. Wadsworth & Associates, Inc., Investment Company Administration, LLC and First Fund Distributors, Inc.; Vice President, Professionally Managed Portfolios; President, Guiness Flight Investment Funds, Inc.; Director, Germany Fund, Inc., New Germany Fund, Inc., Central European Equity Fund, Inc. and Deutsche Funds, Inc.

CHRIS O. MOSER (born 1949) Secretary
4455 E. Camelback Rd. Suite 261-E, Phoenix, AZ 85018. Employed by Investment Company Administration, LLC (since July 1996); Formerly employed by Bank One, N.A. (From August 1995 until July 1996; O'Connor, Cavanagh, Anderson, Killingsworth and Beshears (law firm) (until August 1995).

----------
*    denotes  Trustee who is an "interested  person" of the Trust under the 1940
     Act.

Set forth below is the annual rate of compensation received by the following Trustees from all Funds of the Trust. This total amount is allocated equally among the funds in the Trust.

NAME AND POSITION                          AGGREGATE COMPENSATION FROM THE TRUST
-----------------                          -------------------------------------
Walter E. Auch, Sr., Trustee                              $12,000
Donald E. O'Connor, Trustee                               $12,000
George T. Wofford III, Trustee                            $12,000


Compensation indicated is for the calendar-year ended December 31, 1999. Currently, each Independent Trustee receives $12,000 per year in fees, plus $1,500 for each meeting attended and is reimbursed for expenses. This amount is allocated among the portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     The Fund is a , open-end, diversified management investment company.

     Shares of the Fund owned by the Trustees and officers as a group were less than 1% at September 7, 2000.

     As of September 7, 2000, the following persons owned of record and/or beneficially more than 5% of the Fund's outstanding voting securities:

     First Clearing Corporation, Dr. Fred L. Shapiro IRA, Wheat First Securities As Custodian, 3490 Fairway Lane, Minnetonka, MN 55305; 5.99% record.


     The validity of the Fund's shares has been passed on by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, CA 94104.


THE ADVISOR


     Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

     Under the Advisory Agreement, the Advisor agrees to invest the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Trustees of the Trust may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

     Without limiting the generality of the foregoing, the Advisor has agreed to
(i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the Fund's securities; (v) maintain the books and records required to be maintained with respect to the securities in the Fund's portfolio; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Trustees or the officers of the Trust may reasonably request; and (vi) render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request. The Advisor has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor.


     As compensation for the Advisor's services, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.


     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial sixth and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

     The Advisor is controlled by Craig O. Jolly.


     During the years ended May 31, 2000 and 1999, the Advisor earned $63,602 and $39,380, respectively, in advisory fees. The Advisory has contractually agreed to limit total fund operating expenses to 2.00% of average net assets annually. As a result of that limitation, during the years ended May 31, 2000 and 1999, the Advisor waived the full amount of its fee and reimbursed the Fund an additional $194 and $34,368, respectively, in expenses.


     Under the Advisory Agreement, the Advisor will not be liable to the Trust or the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Advisory Agreement will remain in effect for a period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Trust. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

THE ADMINISTRATOR


     Pursuant to an Administration Agreement (the "Administration Agreement"), Investment Company Administration, LLC is the administrator of the Fund (the "Administrator"). The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     Under the Administration Agreement, the Administrator is permitted to render administrative services to others. The Fund's Administration Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Advisor on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provide that neither the Administrator or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.


For its services, the Administrator receives a fee monthly at the following annual rate, subject to a $30,000 minimum:

FUND ASSET LEVEL                                            FEE RATE
----------------                                            --------
First $50 million                              0.20% of average daily net assets
Next $50 million                               0.15% of average daily net assets
Next $50 million                               0.10% of average daily net assets
Next $50 million, and thereafter               0.05% of average daily net assets


FOR THE YEARS ENDED MAY 31, 2000 AND 1999, THE ADMINISTRATOR RECEIVED FEES OF $30,082 AND $27,862, RESPECTIVELY.

                             DISTRIBUTION AGREEMENT

     The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Heritage West Securities, Inc. (the "Distributor"), pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of the Fund's shares. The Distributor is an affiliate of the Advisor and received commissions in the sale of Fund shares of $2,172 for the year ended May 31, 2000.

     CODE OF ETHICS. The Boards of the Trust, the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased by the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     The Fund expects that all, or substantially all, of its portfolio brokerage transactions will be executed by Heritage West Securities, its Distributor, which is an affiliate of its Advisor. The Distributor has negotiated commission rates with the broker-dealer which clears its brokerage transactions for it and intends to pass these rates through to the Fund without any mark-up or other profit for the Distributor.

     Brokerage commissions paid by the Fund during the years ended May 31, 2000 and 1999 were $XXXX and $4,302, respectively. The Fund paid $5,803 in brokerage commissions to the Distributor during the year ended May 31, 2000.


     Portfolio turnover for the Fund during the year ended May 31, 1999 was 253.59%.

                                 NET ASSET VALUE

     The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

     The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

     Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

     The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

     An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. If an options exchange closes after the time at which the Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

     All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

     The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

     In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carry-overs from the eight prior taxable years will be applied against capital gains. Shareholders receiving a distribution from the Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     The Fund or the securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     The Fund intends to declare and pay dividends and other distributions, as stated in the prospectuses. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

     The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and
(ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

     The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

     The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

     Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

     Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

     A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize a gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

     Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as an ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of the Fund held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

     Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

     The above discussion and the related discussion in the prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

     The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

     The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

     Any dividend or distribution paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

     Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                             PERFORMANCE INFORMATION


     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.:

     The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper
Analytical Services, Inc. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.


The Fund's average annual total return for periods ending May 31, 2000 are as follows*:

One Year:         -10.16%
Since Inception:  -1.72%
 (June 24, 1998)

----------
* Certain fees of the Fund have been waived from inception through May 31, 2000. Accordingly, the Fund's return figures are higher than they would have been had such fees not been waived.

YIELD

     Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                           YIELD = 2 [(a-b + 1)6 - 1]
                                       ---
                                       cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.



                               GENERAL INFORMATION

     Advisors Series Trust is an open-end management investment company organized as a Delaware business trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of 16 effective series of shares of beneficial interest, par value of $0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created several series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Fund pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     SHAREHOLDER RIGHTS. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Investment Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

     The Fund's principal underwriter is Heritage West Securities Corporation, 7373 N. Scottsdale Rd., Suite D-201, Scottsdale, AZ 85253.


     The Fund's custodian, Firstar Institutional Custody Services, 425 Walnut Street, Cincinnati, OH 45020, is responsible for holding the Fund's assets . ICA Fund Services Corp., 4455 East Camelback Road, Suite 261-E, Phoenix, AZ 85018, acts as the Fund's accounting and shareholder services agent. The Fund's independent accountants, PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, NY 10036 , assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE RATINGS

     PREFERRED STOCK

     A variation of Moody's bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     "aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     DEBT RATINGS - TAXABLE DEBT

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     SHORT-TERM TAXABLE DEBT

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Prime-1-- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; High rates of return on funds employed; Conservative capitalization structure with moderate reliance on debt and ample asset protection; Broad margins in earnings coverage of fixed financial charges and high internal cash generation; Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION RATINGS

     PREFERRED STOCK

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     Preferred stock ratings are based on the following considerations:

     1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

     2. Nature of, and provisions of, the issue;

     3.   Relative   position   of  the  issue  in  the  event  of   bankruptcy,
reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B, CCC - Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     LONG TERM DEBT

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                   UNITY FUND
                      (formerly, the Liberty Freedom Fund)

                       Statement of Additional Information


                            Dated September 29, 2000


This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectuses dated September 29, 2000, for Class A and Class I shares, as may be amended from time to time, of The Unity Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"). Liberty Bank and Trust Company (the "Advisor"), 3801 Canal Street, New Orleans, Louisiana 70019, is the Advisor of the Fund. The Edgar Lomax Company (the "Sub-Advisor"), 6564 Loisdale Court, Suite 310, Springfield, VA 22150, is the Sub-Advisor to the Fund. A copy of the prospectus may be obtained from the Fund c/o American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788; or by calling the Fund's shareholder servicing agent at (888) 229-2105.


                                TABLE OF CONTENTS

                                    Cross-reference
                                    to sections in
                                    the prospectus         Page
                                    --------------         ----

Investment Objectives and Policies.....   B-2       Fund Overview

Management of the Fund.................   B-7       Management of the Fund

Distribution Arrangements..............  B-12       Account Information

Shareholder Servicing Arrangements.....  B-13       Account Information

Portfolio Transactions and Brokerage...  B-14       Management of the Fund

Net Asset Value........................  B-14       Account Information

Taxation  .............................  B-15       Earnings and Taxes

Dividends and Distributions............  B-18       Earnings and Taxes

Performance Information................  B-18       Past Performance of the Fund

General Information....................  B-19       N/A

                                    THE TRUST

     Advisors Series Trust is an open-end management investment company organized as a Delaware business trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of 17 series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund.

     The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is growth of capital, with a secondary objective of providing income. There is no assurance that the Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment objective, investment strategies and associated risks of the Fund.

     The following are non-principal investment strategies and risks.

CONVERTIBLE SECURITIES, EQUITY-LINKED DERIVATIVES AND WARRANTS

     The Fund may invest in convertible securities, equity-linked derivatives and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

     Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs") are considered Equity-Linked Derivatives. Each of these instruments are derivative securities whose value follows a well-known securities index or basket of securities.

     SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. Because the prices of SPDRs and MidCap SPDRs are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some or even all of the stocks in the underlying indices.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

SHORT-TERM INVESTMENTS

     The Fund may invest in any of the following securities and instruments:

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
Government.  If the  Fund  holds  instruments  of  foreign  banks  or  financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

INVESTMENT COMPANY SECURITIES. The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

GOVERNMENT OBLIGATIONS. The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home
Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

     Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

FOREIGN INVESTMENTS AND CURRENCIES

     The Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

     DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     CURRENCY FLUCTUATIONS. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     TAXES. The interest and dividends payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

     The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

     The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ILLIQUID SECURITIES

     The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

FUND POLICIES

     The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares of the Fund.

     As a matter of fundamental policy, the Fund is diversified. The Fund's investment objective is also fundamental.

     In addition, the Fund may not:

     1. Issue senior securities,  borrow money or pledge its assets, except that
(i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (not including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may borrow money from banks to purchase securities;

     3. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);


     4. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

     5. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

     6. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     7. Purchase or sell commodities or commodity futures contracts;

     8. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

     9. Make investments for the purpose of exercising control or management.


     The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

     The Fund may not:

     1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law;

     2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Trustees to be liquid);

     3. Sell securities short;

     4. Make loans of securities; or

     5. Notwithstanding fundamental restriction 1 above, borrow money, except from banks for temporary or emergency purposes, and in amounts not to exceed 5% of total net assets, and subject to the further restriction that no additional investment in securities will be made while any such loan is outstanding.

                             MANAGEMENT OF THE FUND

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Manager, Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board of Trustees.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, their business addresses and principal occupations during the past five years are:


                                      Position with                  Principal Occupation
Name and Address                        The Trust                   During Past Five Years
----------------                        ---------                   ----------------------
WALTER E. AUCH, SR. (born 1921)     Trustee              Business Consultant and Director,
6001 N. 62nd Place                                       Nicholas-Applegate Institutional Mutual Funds,
Paradise Valley, AZ 85153                                Salomon Smith Barney Trak Funds and Concert
                                                         Series, Pimco Advisors L.P., Banyan Strategic
                                                         Realty Trust, Legend Properties and Senele Group


ERIC M. BANHAZL* (born 1957)        Trustee, President   Executive Vice President, Investment Company
2020 E. Financial Way               and Treasurer        Administration, LLC; Vice President, First Fund
Glendora, CA 91741                                       Distributors, Inc.; Treasurer, Guinness Flight
                                                         Investment Funds, Inc.


                                      Position with                  Principal Occupation
Name and Address                        The Trust                   During Past Five Years
----------------                        ---------                   ----------------------
DONALD E. O'CONNOR (born 1936)      Trustee              Retired; formerly Executive Vice President and
1700 Taylor Avenue                                       Chief Operating Officer of ICI Mutual Insurance
Washington, MD 20744                                     Company (until January, 1997); Vice President,
                                                         Operations, Investment Company Institute (until
                                                         June, 1993); Independent Director, The Parnassus
                                                         Fund, The Parnassus Income Fund, and Allegiance
                                                         Fort Investment Trust.

GEORGE T. WOFFORD III (born 1939)   Trustee              Senior Vice President, Information Services,
305 Glendora Circle                                      Federal Home Loan Bank of San Francisco.
Danville, CA 94526

STEVEN J. PAGGIOLI (born 1950)      Vice President       Executive Vice President, Investment Company
915 Broadway, Suite 1605                                 Administration, LLC; Vice President, First Fund
New York, NY 10010                                       Distributors, Inc.; President and Trustee,
                                                         Professionally Managed Portfolios; Trustee,
                                                         Managers Funds Trust.

ROBERT H. WADSWORTH (born 1940)     Vice President       President, Robert H. Wadsworth & Associates,
4455 E. Camelback Rd. Suite 261-E                        Inc., Investment Company Administration, LLC and
Phoenix, AZ 85018                                        First Fund Distributors, Inc.; Vice President,
                                                         Professionally Managed Portfolios; President,
                                                         Guiness Flight Investment Funds, Inc.; Director,
                                                         Germany Fund, Inc., New Germany Fund, Inc.,
                                                         Central European Equity Fund, Inc. and Deutsche
                                                         Funds, Inc.

THOMAS W. MARSCHEL (born 1970)      Vice President       Vice President, Investment Company
4455 E. Camelback Rd. Suite 261-E                        Administration, LLC; Assistant Vice President,
Phoenix, AZ 85018                                        Investment Company Administration, LLC from
                                                         October 1995 to January 2000; Fund Accounting
                                                         Supervisor with SEI Fund Resources from January
                                                         1994 to October 1995.

CHRIS O. MOSER (born 1949)          Secretary            Employed by Investment Company Administration,
4455 E. Camelback Rd. Suite 261-E                        LLC (since July 1996); Formerly employed by Bank
Phoenix, AZ 85018                                        One, N.A. (From August 1995 until July 1996;
                                                         O'Connor, Cavanagh, Anderson, Killingsworth and
                                                         Beshears (law firm) (until August 1995)




* denotes Trustee who is an "interested person" of the Trust under the 1940 Act.

Name and Position                          Aggregate Compensation From the Trust
-----------------                          -------------------------------------
Walter E. Auch, Sr., Trustee                              $12,000
Donald E. O'Connor, Trustee                               $12,000
George T. Wofford III, Trustee                            $12,000

The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

THE ADVISOR

     The Fund's Advisor is Liberty Bank and Trust Company. Subject to the supervision of the Board of Trustees, investment advisory and related services are provided by the Advisor, pursuant to an Advisory Agreement (the "Advisory Agreement"). The Advisor is a majority-owned subsidiary of Liberty Financial Services, Inc.

     The Advisor is exempt from registering as an investment adviser under the Investment Advisers Act of 1940, because of its status as a bank. The Advisor, founded in 1972, is a state chartered commercial bank and a Louisiana Corporation.

     Under the Advisory Agreement, the Advisor has overall responsibility for the assets of the Fund, including responsibility for investing the assets in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Trustees of the Trust may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

     Without limiting the generality of the foregoing, the Advisor has agreed to
(i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iii) monitor the day-to-day activity of the Sub-Advisor; (iv) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets as the Trustees or the officers of the Trust may reasonably request; and (v) render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request. The Advisor has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor.

     As compensation for the Advisor's services, the Fund pays it an Advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor, the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor, Advisor or Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

     Under the Advisory Agreement, the Advisor will not be liable to the Trust or the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Advisory Agreement will remain in effect for a period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Trust. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     During the year ended May 31, 2000 and the period June 29, 1998 to May 31, 1999, the Advisor waived its entire advisory fee of $7,748 and $6,597, respectively and paid Fund expenses in the amount of $92,856, and $99,800, respectively.


THE SUB-ADVISOR

     The Fund's Sub-Advisor is The Edgar Lomax Company. Subject to the supervision of the Board of Trustees, investment Advisory and related services are also provided by the Sub-Advisor, pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement").

     Under the Sub-Advisory Agreement, the Sub-Advisor agrees to invest the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Trustees of the Trust may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

     Without limiting the generality of the foregoing, the Sub-Advisor has agreed to (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Advisor and the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the Fund's securities; (v) maintain the books and records required to be maintained with respect to the securities in the Fund's portfolio; (vi) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets as the Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request. The Sub-Advisor has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Sub-Advisory Agreement. Personnel of the Sub-Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or retained by the Sub-Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor.

     As compensation for the Sub-Advisor's services, the Fund pays it a fee at the rate specified in the prospectus. The Sub-Advisor may agree to waive certain of its fees or reimburse the Fund for certain expenses, in order to limit the expense ratio of the Fund. In that event, subject to approval by the Trust's Board of Trustees, the Fund may reimburse the Sub-Advisor in subsequent years for fees waived and expenses reimbursed, provided the expense ratio before reimbursement is less than the expense limitation in effect at that time.

     Under the Sub-Advisory Agreement, the Sub-Advisor will not be liable to the Trust or the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement will remain in effect for a period not to exceed two years. Thereafter, if not terminated, the Sub-Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Sub-Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days written notice to the Sub-Advisor. The Sub-Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Trust. The Sub-Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).


     During the year ended May 31, 2000 and the period June 29, 1998 to May 31, 1999, the Sub-Advisor received compensation from the Fund in the amount of $18,594 and $15,131, respectively.


     THE ADMINISTRATOR. The Administrator, Investment Company Administration, L.L.C. has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to permit the offer and sale of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; and (vii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

For its services, the Administrator receives a fee monthly at the following annual rate, subject to a $30,000 minimum:

Fund asset level                                         Fee rate
----------------                                         --------
First $50 million                              0.20% of average daily net assets
Next $50 million                               0.15% of average daily net assets
Next $50 million                               0.10% of average daily net assets
Next $50 million, and thereafter               0.05% of average daily net assets


During the year ended May 31, 2000 and the period June 29, 1998 to May 31, 1999, theAdministrator received compensation from the Fund in the amount of $30,082 and $27,534, respectively

CODE OF ETHICS. The Board of the Trust, the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased by the Fund.


                            DISTRIBUTION ARRANGEMENTS

     Pursuant to a plan of distribution adopted by the Trust, on behalf of the Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund may pay distribution and related expenses up to 0.50% of its average annual net assets, as compensation, to the Advisor as Distribution Coordinator. Expenses permitted to compensate the Advisor for include preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters, sales literature and other promotional material to prospective investors, direct mail solicitations, advertising, public relations, compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares, payments to financial intermediaries for shareholder support, administrative and accounting services with respect to shareholders of the Fund and such other expenses as may be approved from time to time by the Board of Trustees of the Trust.

     Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. During the year ended May 31, 2000 and the period ending May 31, 1999, the Fund paid the Distribution Coordinator distribution fees totaling $15,195 and $12,782 respectively. These fees were used to compensate the Advisor for Fund advertising expenses, presentation and road show expenses incurred by the Advisor and distribution-related printing and postage.


                       SHAREHOLDER SERVICING ARRANGEMENTS

     The Trust has also adopted a Shareholder Service Plan with respect to Class A Shares of the Fund, pursuant to which the Fund pays the Advisor for expenses incurred in connection with non-distribution related shareholder servicing provided by the Advisor to securities broker-dealers and other securities professionals ("Service Organizations") and/or beneficial owners of the shares of the Fund.

     Under the Plan, The Fund will pay the Advisor for providing or for arranging for the provision of non-distribution personal shareholder services provided by the Advisor or by securities broker-dealers and other securities professionals ("Service Organizations") to beneficial owners of the shares of Class A, including but not limited to shareholder servicing provided by the Advisor at facilities dedicated to the Class A, ("Clients"), provided that such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of Class A.

     Such services may include, but are not limited to, (a) establishing and maintaining accounts and records relating to Clients who invest in the Class;
(b) aggregating and processing orders involving the shares of the Class; (c) processing dividend and other distribution payments from the Trust on behalf of Clients; (d) providing information to Clients as to their ownership of shares of the Class or about other aspects of the operations of the Class; (e) preparing tax reports or forms on behalf of Clients; (f) forwarding communications from the Class to Clients; (g) assisting Clients in changing the Class' records as to their addresses, dividend options, account registrations or other data; and (h) providing such other similar services as the Advisor may reasonable request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

     The Fund shall pay the Advisor, for its services, at an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund may make such payments monthly, and payments to Liberty may exceed the amount expended by Liberty during the month or the year to date. In the event that payments to Liberty during a fiscal year exceed the amounts expended (or accrued, in the case of payments to Service Organizations) during a fiscal year, the Advisor will promptly refund to the Class any such excess.

     The Advisor may make final and binding decisions as to all matters relating to payments to Service Organizations, including but not limited to (i) the identity of Service Organizations; and (ii) what shares of the Class, if any, are to be attributed to a particular Service Organization, to a different Service Organization or to no Service Organization.

     While this Plan is in effect, the Advisor shall report in writing at least quarterly to the Trust's Board of Trustees, and the Board shall review, the amounts expended under this Plan and the purposes for which such expenditures were made.

     This Plan will continue from year to year so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees including the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Class.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Advisor, Advisor and the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.


     Brokerage commissions paid on portfolio transactions during the year ended May 31, 2000 and the period June 29, 1998 to May 31, 1999, were $6,007 and $16,495, respectively.[add soft$]


                                 NET ASSET VALUE

     The net asset value of each class of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) each business day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The NYSE generally closes for holidays such as: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in this list.

     Please see the Prospectus for a full description about how to invest in the Fund.

     The net asset value per share of a class of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus that class's proportional interest in the Fund's liabilities (including accrued expenses) by the total number of shares of that class outstanding at such time.

     Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

     The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

     All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

     The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

     In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carry-overs from the eight prior taxable years will be applied against capital gains. Shareholders receiving a distribution from the Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     The Fund or the securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     The Fund intends to declare and pay dividends and other distributions, as stated in the prospectuses. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

     The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and
(ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

     The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

     The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

     Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

     Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

     A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the fund and the purchase price of the Fund's shares acquired by the shareholder.

     Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of the Fund held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

     Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

     The above discussion and the related discussion in the prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

     The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

     The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

     Any dividend or distribution paid by the Fund will be allocated, based on the relative net assets of that class and will to each class of shares reduce that class's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

     Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                             PERFORMANCE INFORMATION

The Fund may, from time to time, quote various performance figures in advertisements and other communications to illustrate its past performance. Performance figures will be calculated separately for each class of shares.

TOTAL RETURN

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Fund's average annual return for the year ended May 31, 2000 was -13.55%. The Fund's total return for the period June 29, 1998 (inception date) to May 31, 2000 was -0.49%.


YIELD

     Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                           YIELD = 2 [(a-b + 1)6 - 1]
                                       ---
                                       cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD and BARRON'S.

                               GENERAL INFORMATION

     Advisors Series Trust is an open-end management investment company organized as a Delaware business trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of 17 series of shares of beneficial interest, par value of $0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created several series of shares, and may create additional series in the future, each of which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Fund pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.


     The Fund's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018. The Fund's custodian, Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202 is responsible for holding the Funds' assets. American Data Services, P.O. Box 5536, Hauppauge NY 11788 acts as the Fund's transfer agent and accounting services agent. The Fund's independent accountants, PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, NY 10036, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.


     The validity of the Fund's shares has been passed on by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, CA 94104, legal counsel to the Trust.


     Shares of the Fund owned by the Trustees and officers as a group were less than 1% atAugust 31, 2000.

     On  August  31,  2000,  the  following   persons  owned  of  record  and/or
beneficially more than 5% of the Fund's outstanding voting securities:


     UNO Foundation, 2000 Lakeshore Drive, New Orleans, LA 70148; 13.62% record.

     Liberty Bank 401(K) Investment Plan, Greg St. Etienne TTEE, 4101 Pauger Street, New Orleans, LA 70122-3173; 13.55% record.

     Menu Direct Corporation, c/o Mr. Scott A. Morgan, 865 Centennial Avenue, Piscataway, NJ 08854; 12.44% record.

   As filed with the Securities and Exchange Commission on September 28, 2000
                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================










                                     Part C

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT

                              ADVISORS SERIES TRUST










================================================================================

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.


      (a)   Agreement and Declaration of Trust (1)
      (b)   By-Laws (1)
      (c)   Not applicable
      (d)   Form of Investment Advisory Agreement (4)
      (e)   Distribution Agreement (2)
      (f)   Not applicable
      (g)   Custodian Agreement (3)
      (h)   (i)   Administration Agreement with Investment Company
                  Administration Corporation (2)
            (ii)  Fund Accounting Service Agreement (2)
            (iii) Transfer Agency and Service Agreement (2)
      (i)   Opinion of Counsel (5)
      (j)   (i)   Consent of PricewaterhouseCoopers LLP - filed herewith
            (ii)  Consent of McGladrey & Pullen - filed herewith
      (k)   Not applicable
      (l)   Not applicable
      (m)   Form of Rule 12b-1 Plan (4)
      (n)   Not applicable
      (o)   Not applicable
      (p)   Code of Ethics
            (i)   Advisors Series Trust (6)
            (ii)  First Fund Distributors (7)
            (iii) Avatar Investors Associates Corp. (8)
            (iv)  Chase Investment Counsel (8)
            (v)   Rockhaven Asset Management, LLC (8)
            (vi)  Segall Bryant & Hamill (8)
            (vii) National Asset Management (8)


----------
(1) Previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and incorporated herein by reference.
(2) Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-17391) on January 29, 1997 and incorporated herein by reference.
(3) Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-17391) on February 28, 1997 and incorporated herein by reference.
(4) Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 333-17391) on January 15, 1999 and incorporated herein by reference.
(5) Previously filed with Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 333-17391) on June 29, 1999 and incorporated herein by reference.
(6) Previously filed with Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 333-17391) on April 19, 2000 and incorporated herein by reference.
(7) Previously filed with Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A (File No. 333-17391) on April 28, 2000 and incorporated herein by reference.
(8) Previously filed with Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (File No. 333-17391) on August 23, 2000 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Article VI of Registrant's By-Laws states as follows:

     SECTION 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

     SECTION 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

     (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

     (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

     (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

     The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

     SECTION 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     SECTION 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

     No indemnification shall be made under Sections 2 or 3 of this Article:

     (a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

     (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

     (c) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

     SECTION 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

     SECTION 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

     (a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

     (b)  A written opinion by an independent legal counsel.

     SECTION 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i)security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

     SECTION 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

     SECTION 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

     (a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

     (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     SECTION 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

     SECTION 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

     Name of Investment Adviser                                 File No.
     --------------------------                                 --------
     Rockhaven Asset Management, LLC                            801-54084
     Capital Advisors, Inc.                                     801-14050
     Chase Investment Counsel Corp.                             801-3396
     Avatar Investors Associates Corp.                          801-7061
     The Edgar Lomax Company                                    801-19358
     AF Holdings, Inc.                                          801-30528
     Heritage West Advisors, LLC                                801-55233
     Howard Capital Management                                  801-10188
     Segall Bryant & Hamill                                     801-47232
     National Asset Management Corporation                      801-14666
     Charter Financial Group, Inc.                              801-50956
     Chartwell Investment Partners                              801-54124

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a)  The  Registrant's   principal   underwriter  also  acts  as  principal
underwriter for the following investment companies:

     Guinness Flight Investment Funds
     Fleming Capital Mutual Fund Group, Inc.
     Fremont Mutual Funds, Inc.
     Jurika & Voyles Fund Group
     Kayne Anderson Mutual Funds
     Masters' Select Investment Trust
     O'Shaughnessy Funds, Inc.
     PIC Investment Trust
     The Purisima Funds
     Professionally Managed Portfolios
     Rainier Investment Management Mutual Funds
     RNC Mutual Fund Group, Inc.
     Brandes Investment Trust
     Allegiance Investment Trust
     The Dessauer Global Equity Fund
     Puget Sound Alternative Investment Trust
     UBS Private Investor Funds
     FFTW Funds, Inc.
     Investors Research Fund, Inc.
     Harding, Loevner Funds, Inc.
     Samco Funds, Inc.
     TIFF Investment Program
     Trust for Investment Managers

     (b) The following information is furnished with respect to the officers and directors of First Fund Distributors, Inc.:

                                       Position and Offices      Position and
     Name and Principal                   with Principal         Offices with
     Business Address                      Underwriter            Registrant
     ----------------                      -----------            ----------
     Robert H. Wadsworth                  President and          Vice President
     4455 E. Camelback Road               Treasurer
     Suite 261E
     Phoenix, AZ 85018

     Eric M. Banhazl                      Vice President         President,
     2020 E. Financial Way, Ste. 100                             Treasurer
     Glendora, CA 91741                                          and Trustee

     Steven J. Paggioli                   Vice President and     Vice President
     915 Broadway, Ste. 1605              Secretary
     New York, New York 10010

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

     (a) the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by the Registrant;

     (b) the documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the respective investment advisors:

          American Trust Company, One Court Street, Lebanon, NH 03766 Rockhaven Asset Management, 100 First Avenue, Suite 1050, Pittsburgh, PA 15222
          Chase Investment Counsel Corp., 300 Preston Avenue,
          Charlottesville, VA 22902
          Avatar Associates Investment Corp., 900 Third Avenue,
          New York, NY 10022
          The Edgar Lomax Company, 6564 Loisdale Court, Springfield, VA 22150 AF Holdings, Inc. 465 Forest Avenue, Suite I, Laguna Beach, CA 92651 Heritage West Advisors, LLC, 1850 North Central Ave., Suite 610, Phoenix, AZ 85004
          Liberty Bank and Trust Company, 4101 Pauger St., Suite 105,
          New Orleans, LA 70122
          Howard Capital Management, 45 Rockefeller Plaza, Suite 1440,
          New York, New York 10111
          Segall Bryant & Hamill, 10 South Wacker Drive, Suite 2150,
          Chicago, IL 60606
          National Asset Management Corporation, 101 South Fifth Street, Louisville, KY 40202
          Charter Financial Group, Inc., 1401 I Street N.W., Suite 505, Washington, DC 20005
          Chartwell Investment Partners, 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312
          Capital Advisors, Inc. 3205 S. Boston Ave., Suite 1300,
          Tulsa, OK 74013

     (c) with respect to The Heritage West Preferred Securities Income Fund series of the Registrant, all other records will be maintained by the Registrant; and

     (d) all other documents will be maintained by Registrant's custodian, Firstar Bank, 425 Walnut Street, Cincinnati, OH 45202.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Registrant hereby undertakes to:

     (a) Furnish each person to whom a Prospectus is delivered a copy of the applicable latest annual report to shareholders, upon request and without charge.

     (b) If requested to do so by the holders of at least 10% of the Trust's outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

     (c) On behalf of each of its series, to change any disclosure of past performance of an Advisor to a series to conform to changes in the position of the staff of the Commission with respect to such presentation.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this amendment meets the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix and State of Arizona on the 28th day of September, 2000.

                                        ADVISORS SERIES TRUST


                                        By /s/ Eric M. Banhazl*
                                           -------------------------------------
                                           Eric M. Banhazl
                                           President

     This Amendment to the Registration Statement on Form N-1A of Advisors Series Trust has been signed below by the following persons in the capacities indicated on September 28, 2000.


/s/ Eric M. Banhazl*                         President, Principal Financial
------------------------------------         and Accounting Officer, and Trustee
Eric M. Banhazl


/s/ Walter E. Auch Sr.*                      Trustee
------------------------------------
Walter E. Auch, Sr.


/s/ Donald E. O'Connor*                      Trustee
------------------------------------
Donald E. O'Connor


/s/ George T. Wofford III*                   Trustee
------------------------------------
George T. Wofford III


* /s/ Robert H. Wadsworth
------------------------------------
By: Robert H. Wadsworth
    Attorney in Fact

                                    EXHIBITS

Exhibit No.              Description
-----------              -----------
99B.J.i                  Consent of PricewaterhouseCoopers LLP
99B.J.ii                 Consent of McGladrey & Pullen

                                       C-9